[front cover]

[Cover graphics of acorn, column, graduation cap, and interlocked hands]


Semi-Annual Report
April 30, 2000


GALAXY TAXABLE BOND FUNDS



Galaxy Funds

Galaxy Short-Term Bond Fund

Galaxy Intermediate Government
Income Fund

Galaxy High Quality Bond Fund

Galaxy Corporate Bond Fund




                                                             [Galaxy Funds Logo]

CHAIRMAN'S MESSAGE

Dear Shareholder:

     Enclosed is the semi-annual report for the Galaxy Taxable Bond Funds that covers the six months ended April 30, 2000. The report includes a Market Overview that explains the different economic and market factors influencing bond investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of April 30, 2000 appear at the end of the report.

     U.S. growth remained strong over the past six months, surprising most observers, but inflation remained relatively moderate. Concerned that the robust pace of growth would eventually cause higher inflation, the Federal Reserve (the "Fed") imposed three hikes in short-term interest rates of 25 basis points (0.25%) each. Although the yields on shorter-maturity bonds rose in response, yields for longer maturities fell. With investors uncertain about how far interest rates would rise, and when the Fed would act, the prices for bonds of all maturities became more volatile.

     Of course, market volatility, while unsettling, is part of the normal ups and downs that occur with most investments. This is important to remember with all the talk about the effect of securities from "new economy" industries, like technology, on the market behavior of both bonds and stocks. In recent months the stock market has been caught up in "momentum investing," in which the prices for technology shares have outstripped their fundamentals. Most analysts believe, however, that there will always be demand for investments in the "old economy" sectors represented by industrial and retail firms, as well as other asset classes. Such demand was clearly evident in the final weeks of the reporting period, when investors shifted out of technology stocks into both other equities and bonds.

     During this time, many investors decided to stick with the portfolio strategies that they had set to meet long-term investment goals. One strategy that has served investors well over time is diversification. By using the broad array of portfolios offered by the Galaxy Funds, you can reduce the impact of market volatility on your returns. You may also be able to stabilize returns by diversifying across a range of asset classes and market sectors. Because individual classes and sectors often move in different directions, such diversification improves the chance that some part of your portfolio will perform well within a given period.

     With many stock, bond and money market funds from which to choose, the Galaxy Funds can provide much of the diversification you need. Following the completion of the reorganization of the Boston 1784 Funds into the Galaxy Funds in June, you will have even more funds from which to choose. Your financial professional can help you select a mix of funds that suits your particular investment goals and make sure that your asset allocations remain in place through any major market changes.

     If you have any questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet Bank branches.

      Sincerely,

      /S/ SIGNATURE OMITTED

      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees


[BEGIN SIDEBAR]

MUTUAL FUNDS:

  (BULLET) ARE NOT BANK DEPOSITS

  (BULLET) ARE NOT FDIC INSURED

  (BULLET) ARE NOT OBLIGATIONS OF FLEET BANK

  (BULLET) ARE NOT GUARANTEED BY FLEET BANK

  (BULLET) ARE SUBJECT TO INVESTMENT  RISK INCLUDING  POSSIBLE LOSS OF PRINCIPAL
           AMOUNT INVESTED

[END SIDEBAR]

MARKET OVERVIEW

BOND MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.

[BEGIN SIDEBAR]

     "AFTER GROWING AT AN ANNUALIZED RATE OF 5.6% IN THE THIRD QUARTER OF 1999, THE GROSS DOMESTIC PRODUCT ("GDP"), WHICH MEASURES THE OUTPUT OF U.S. GOODS AND SERVICES, GREW 7.3% IN THE FOURTH QUARTER."

[END SIDEBAR]

     As economic growth accelerated over the past six months and inflationary pressures began to surface, the Federal Reserve ("the Fed") raised the Federal Funds rate a total of 75 basis points (0.75%) to slow growth and keep inflation under control. Yields across all maturities rose in response until peaking near 6.75% in mid-January when the U.S. Treasury announced that it would begin to buy back long-term debt. Investors realized that the supply of long-term, risk-free government assets was set to decline dramatically over the next few years due to growing budget surpluses. The scramble for these long-term Treasuries was the driving force behind the dramatic decline in yields. From their peak, long-term yields fell over 75 basis points (0.75%), but short-term yields declined only 10 basis points (0.10%) through the end of April.

     By adjusting the mix of maturities and investments in the Galaxy Taxable Bond Funds to take advantage of these and other market changes, we helped the Funds make the most of this environment.

FED SEEKS TO STEM INFLATION

     At the start of the reporting period on November 1, 1999, 30-year Treasury bonds were yielding 6.16%, and the annual rate of inflation was about 2.6%. After growing at an annualized rate of 5.6% in the third quarter of 1999, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, grew 7.3% in the fourth quarter.

     While core inflation remained relatively moderate, headline inflation had risen to 2.6% by the beginning of the period as a result of energy price increases. The Fed worried that this rise in headline inflation, in combination with tightening labor markets and excessive GDPgrowth, would drive core inflation higher in the months to come. The Fed raised rates again in November after two prior moves in the summer. Market expectations for additional rate hikes intensified, fueling the rise in yields. By December 31, 1999, the yield for long-term Treasuries had increased to 6.48%.

  GDP growth failed to moderate in the first quarter of 2000, rising at an estimated 5.4% annualized rate. On a year-over-year basis, economic growth stood at 5%, the highest rate of growth in over 15 years and well beyond the Fed's comfort range. As a result, the Fed imposed two more rate hikes of 25 basis points each on February 2 and March 21. These actions brought the total rate increase to 125 basis points since June 1999 and resulted in the highest level of short-term rates since April 1991. It was thought that the "wealth effect" from continued gains for stocks had contributed to excessive consumer demand. Price increases broadened, with headline inflation peaking at 3.7% in March and core inflation spiking to 2.4%.

     Following their rise through the middle of January, long-term yields began to decline as the U.S. Treasury began its buyback program. In addition, the Treasury announced it would be issuing less long-term debt in the future. Investors feared the supply of long Treasuries would dwindle in the years to come and demand for these assets surged. These supply/demand imbalances helped Treasuries rally through most of April. When the reporting period ended on April 30, 2000, long-term Treasury bonds were yielding 5.96%, down from a high of 6.75% in January.

     While long-term Treasury rates declined, the yields for long-term agency and corporate bonds remained high, resulting in widening risk premiums. The widening was likely in sympathy with equity market volatility and a possible turn in the credit cycle. This was most evident in lower quality paper. Corporations are seeing input costs rise (from higher rates, commodity prices, and labor costs) with pressure on profit margins the likely result. Default ratios are rising and downgrades outnumber upgrades two to one. Spreads also widened in government agency paper as news broke on legislative initiatives to address their government sponsership.

TAKING ADVANTAGE OF CHANGES IN YIELDS

     With a very favorable balance of supply and demand, Treasury bonds outpaced other fixed-income issues for the six-month reporting period ended April 30, 2000. The Galaxy Taxable Bond Funds benefited in this market from an increased emphasis on Treasury issues. As the prospect of slower economic growth helped other issues of higher credit quality outperform, increased attention to those investments further enhanced the Funds' total returns.

[BEGIN SIDEBAR]

     "ABSENT A SUBSTANTIAL SLOWDOWN IN ECONOMIC GROWTH, OR A STEEP DECLINE IN STOCK PRICES, WE EXPECT THE FED TO CONTINUE RAISING INTEREST RATES THROUGH THE SUMMER OF 2000."

[END SIDEBAR]


     Of additional help were adjustments we made in the funds' maturity structures that let us make the most of changes in yields.

THE PEAK IN RATES

     Absent a substantial slowdown in economic growth, or a steep decline in stock prices, we expect the Fed to continue raising interest rates through the summer of 2000. Fed policy usually goes on hold for a period prior to elections to avoid political questions. Thereafter, Fed policy will likely focus on labor market conditions and inflationary pressures. While the peak in long-term rates is behind us, stability in short-term rates is dependent on a moderation in economic activity. We expect that evidence of this will be seen in the second half of the year with only the degree of moderation in question. One or two more tightenings may engineer the soft landing the Fed hopes to achieve, and this remains our forecast. If not, the risks for a hard landing for the economy grow. Long-term rates should range from 5.50% to 6.50%, with Fed Funds and short-term rates possibly peaking around 7%. Furthermore, core inflation must stabilize in order for this tightening cycle to end.

     In keeping with our forecast, we expect to add to both government agencies and corporate bonds as the year progresses. With risk premiums near recession levels, these sectors offer attractive relative value. The barbell maturity structure will also be repositioned. The inversion in the yield curve will likely be with us for some time and tied to expectations for monetary policy and budget surpluses. A substantial slowing in the economy would warrent less spread product, a longer duration positioning, and an overweight in intermediate maturities. A continuation of the buildup of inflationary pressures would dictate a revaluation of our forecast.

PERFORMANCE AT-A-GLANCE



AVERAGE ANNUAL TOTAL RETURNS - RETAIL A SHARES*

                                                                                                 10 YEARS/
AS OF APRIL 30, 2000                       6 MONTHS(DAGGER)       1 YEAR         5 YEARS       LIFE OF FUND***
---------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 12/30/91)                       (2.07)%           (1.10)%         4.42%            4.48%
 ...............................................................................................................
Intermediate Government
Income Fund**
(INCEPTION DATE 9/1/88)                         (1.85)            (2.49)          4.72             6.32
 ...............................................................................................................
High Quality Bond Fund
(INCEPTION DATE 12/14/90)                       (1.95)            (3.50)          5.51             6.53
---------------------------------------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS - PRIME A SHARES*

AS OF APRIL 30, 2000                       6 MONTHS(DAGGER)      1 YEAR         5 YEARS       LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)                       (2.95)%           (4.43)%          N/A            (3.76)%
---------------------------------------------------------------------------------------------------------------


(DAGGER) Unannualized total returns.

  * Return figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Return figures for Prime AShares include the effect of the maximum 4.75% front-end sales charge.

  ** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series had the same expenses.

  *** Return figures shown are average annual total returns for the 10 years ended April 30, 2000 for the Intermediate Government Income Fund and for the period from inception through April 30, 2000 for the Short-Term Bond and High Quality Bond Funds.

PERFORMANCE AT-A-GLANCE



AVERAGE ANNUAL TOTAL RETURNS - TRUST SHARES

                                                                                                10 YEARS/
AS OF APRIL 30, 2000                          6 MONTHS(DAGGER)    1 YEAR        5 YEARS        LIFE OF FUND***
---------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 12/30/91)                           1.83%          2.99%         5.46%             5.12%
---------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund
(INCEPTION DATE 9/1/88)                             2.06           1.57          5.82              6.77
 ...............................................................................................................
Corporate Bond Fund
(INCEPTION DATE 12/12/94)                           0.92           0.34          5.74              6.48
 ...............................................................................................................
High Quality Bond Fund
(INCEPTION DATE 12/14/90)                           1.96           0.44          6.49              7.07
---------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES**


                                   6 MONTH           6 MONTH          1 YEAR           1 YEAR       LIFE OF FUND    LIFE OF FUND
                                  RETURNS            RETURNS         RETURNS          RETURNS         RETURNS         RETURNS
                                   BEFORE             AFTER           BEFORE            AFTER          BEFORE           AFTER
                                 CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT      CONTINGENT      CONTINGENT
                                  DEFERRED          DEFERRED         DEFERRED         DEFERRED        DEFERRED        DEFERRED
AS OF                           SALES CHARGE      SALES CHARGE     SALES CHARGE     SALES CHARGE    SALES CHARGE    SALES CHARGE
APRIL 30, 2000                DEDUCTED(DAGGER)  DEDUCTED*(DAGGER)    DEDUCTED         DEDUCTED*       DEDUCTED        DEDUCTED*
------------------------------------------------------------------------------------------------------------------------------------
Short-Term
Bond Fund
(INCEPTION DATE 3/4/96)            1.35%             (3.59)%           2.03%           (2.84)%          3.82%           3.61%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate
Government
Income Fund
(INCEPTION DATE 11/1/98)           1.57              (3.38)            0.62            (4.17)          (0.16)          (2.66)
------------------------------------------------------------------------------------------------------------------------------------
High Quality
Bond Fund
(INCEPTION DATE 3/4/96)            1.56              (3.39)           (0.33)           (5.06)           3.92            3.72
------------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS - PRIME B SHARES**

                               6 MONTH              6 MONTH                  1 YEAR            1 YEAR          LIFE OF FUND
                            RETURN BEFORE         RETURN AFTER            RETURN BEFORE     RETURN AFTER       RETURN BEFORE
                             CONTINGENT            CONTINGENT              CONTINGENT        CONTINGENT         CONTINGENT
AS OF                      DEFERRED SALES        DEFERRED SALES           DEFERRED SALES    DEFERRED SALES     DEFERRED SALES
APRIL 30, 2000         CHARGE DEDUCTED(DAGGER)  CHARGE DEDUCTED*(DAGGER)  CHARGEDEDUCTED   CHARGE DEDUCTED*   CHARGE DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 11/1/98)        1.62%                (3.33)%                 (0.33)%           (5.07)%              (1.27)%
-----------------------------------------------------------------------------------------------------------------------------


                                  LIFE OF FUND
                                  RETURN AFTER
                                   CONTINGENT
                                 DEFERRED SALES
AS OF APRIL 30, 2000            CHARGE DEDUCTED*
------------------------------------------------
High Quality Bond Fund
(Inception date 11/1/98)            (3.73) %
------------------------------------------------


(DAGGER) Unannualized total returns.

  *      As if shares were redeemed at end of period.

  ** Retail B Shares and Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and Prime B Shares automatically convert to Prime A Shares after eight years.


  *** Return figures shown are average annual total returns for the 10 years ended April 30, 2000 for the Intermediate Government Income Fund and for the period from inception through April 30, 2000 for the Short-Term Bond, Corporate Bond and High Quality Bond Funds.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

PORTFOLIO REVIEWS

Galaxy Short-Term Bond Fund

BY GLENN MIGLIOZZI
MANAGING DIRECTOR
FIXED INCOME INVESTMENTS


   [PHOTO OMITTED]

[BEGIN SIDEBAR]

GLENN MIGLIOZZI IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR FLEET INVESTMENT ADVISORS INC. HE IS ALSO A MEMBER OF FLEET'S TAXABLE FIXED INCOME STRATEGY COMMITTEE, WHICH HAS MANAGED THE GALAXY SHORT-TERM BOND FUND SINCE OCTOBER OF 1999.

[END SIDEBAR]

     As interest rates and bond yields edged higher in the past six months, the Galaxy Short-Term Bond Fund benefited from a generally defensive strategy that helped to protect the price of its shares while making the most of the increase in yields.

     With this strategy, the Fund's Trust Shares earned a total return of 1.83% for the six months ended April 30, 2000, and its Retail A Shares had a total return of 1.71% before deducting the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 1.35% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.). Over the same six-month period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 1.73%, and the Lehman Brothers One-to-Three-Year Government Bond Index had a total return of 1.80%.

     On April 30, 2000, when the reporting period ended, the Fund had an average maturity near that of its benchmark, and the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 5.92%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 5.45%, and Retail B Shares of the Fund had a 30-day SEC annualized yield of 4.91%.

A FOCUS ON QUALITY

     In the last two months of 1999, when rising interest rates and concerns about potential Y2K computer problems made bond prices more volatile, the Fund benefited from its emphasis on higher-quality securities. We had increased the Fund's position in Treasuries before the reporting period began, in anticipation of a possible year-end flight to quality. A relatively strong position in cash investments atthe end of 1999, combined with a maturity structure that was somewhat shorter than that of the Fund's benchmark, provided further stability at a time of market volatility.

     A sizable position in Treasuries continued to help returns in the first months of 1999, when Treasury issues performed exceptionally well against other fixed-income sectors. With a further increase in interest rates, which typically discourages home-loan prepayments, the Fund also benefited from its investments in mortgage-backed securities. A continued emphasis on investments with very short maturities, whose prices tend to be less sensitive to changes in interest rates, additionally enhanced the Fund's return.

     As prices became more attractive for corporate bonds and issues of U.S. government agencies, we added investments from these sectors to the Fund's portfolio. These issues performed well later in the period, as the economy remained stronger than investors had expected. Once it became more likely that growth would slow later this year, we reduced the Fund's corporate exposure. Within the corporate area, we made selective trades into longer maturities that would let us lock in the higher yields that were available.

ANTICIPATING SLOWER GROWTH AND HIGHER YIELDS

     With the Fed signaling a more aggressive attack on inflation through larger hikes in interest rates, and an increased chance of a slowdown in growth, the prices for corporate bonds have come under increased downward pressure. In this environment, we expect to continue to look for corporates that are particularly attractive, while maintaining a sizable position in Treasuries to take advantage of the strong demand and decreasing supply in that sector.

     With bond yields likely to rise further in coming months, we have started to add floating-rate securities, whose coupons adjust at regular intervals.

PORTFOLIO REVIEWS


GALAXY SHORT-TERM BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  U.S. GOVERNMENT AND AGFENCY
                  OBLIGATIONS                                 38%
                  CORPORATE NOTES AND BONDS                   38%
                  ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES                  20%
                  REPURCHASE AGREEMENT & NET
                  OTHER ASSETS AND LIABILITIES                 4%


GALAXY SHORT-TERM BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC




                  LEHMAN BROTHERS          GALAXY SHORT-        GALAXY SHORT-       GALAXY SHORT-
                 ONE TO THREE YEAR       TERM BOND FUND-       TERM BOND FUND-     TERM BOND FUND-
               GOVERNMENT BOND INDEX     RETAIL A SHARES        TRUST SHARES       RETAIL B SHARES


12/30/91             10000                      9625                10000
1992                 10542                     10521                10521
1993                 11150                     11256                11256
1994                 11280                     11179                11181
1995                 12276                     12216                12249                10000
1996                 13010                     12302                12850                10212
1997                 14055                     12995                13592                10721
1998                 15113                     13829                14501                11336
1999                 15562                     14164                14888                11335
4/30/2000            15842                     14406                15160                11590



  * SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURESFOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE LEHMAN BROTHERS ONE TO THREE YEAR GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER

[PHOTO OMITTED]

[BEGIN SIDEBAR]

MARIE SCHOFIELD BECAME MANAGER OF THE GALAXY INTERMEDIATE GOVERNMENT INCOME FUND IN DECEMBER OF 1996. SHE HAS MANAGED FIXED-INCOME INVESTMENTS SINCE 1975.

[END SIDEBAR]

     In the six months ended April 30, 2000, the Galaxy Intermediate Government Income Fund benefited from an increased emphasis on investments with higher credit quality. Of further contribution were adjustments in the Fund's maturity structure that helped make the most of fluctuations in yields.

     For the six-month reporting period ended April 30, 2000, the Fund's Trust Shares had a total return of 2.06%. Over the same time, the Fund's Retail A Shares had a total return of 1.94% before deducting the maximum 3.75% front-end sales charge. Retail B Shares of the Fund had a total return of 1.57% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.). Those returns compare with a total return of 1.10% for the average intermediate government bond fund tracked by Lipper, and a total return of 1.07% for the Lehman Brothers Intermediate Government/Corporate Bond Index. As of April 30, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 6.07%. On the same date Retail A Shares of the Fund had a 30-day SEC annualized yield of 5.57% and Retail B Shares of the Fund had a 30-day SEC annualized yield of 5.01%.

ADJUSTING MATURITIES FOR CHANGING YIELDS

     When the reporting period began in the final months of 1999, investments in the Fund's portfolio were about one-half of a year longer, on average, than those in the Fund's market benchmark. By using a "barbelled" maturity structure, which overweights both long and short maturities, we were able to add income, while keeping the value of Fund shares relatively stable, as yields rose. The Fund also benefited at this time from a reduction in corporate bonds and an increased allocation to Treasuries and asset-backed securities. Long-term Treasuries were added early in the quarter, which extended portfolio duration to three-quarters of a year longer than the Fund's benchmark.

     As the quarter progressed and yields began their dramatic decline, we took profits in some of the longer-term issues. The peak rates coincided with the initiation of Treasury buybacks in January. Intermediate-term and especially long-term yields fell as investor demand surged. Conversely, short-term yields rose with the Fed Funds rate. The Fed raised that target overnight rate twice in the quarter. The result of these influences was an inversion

PORTFOLIO REVIEWS

in the yield curve, with short rates rising above longer rates. Sales of longer term issues in February and March shortened the Fund's duration positioning, and assets were moved into short-term issues which boosted yield. By the end of the reporting period, the Fund's portfolio duration was modestly longer than that of its benchmark and the Fund's portfolio structure was less barbelled.

     Because lower yields may increase the risk of home-loan prepayments, we reduced investments in mortgage-backed securities in the final months of the period and gave greater attention to lower-coupon securities that have less prepayment risk. This left the Fund's weighting in mortgage-backed securities about the same as it was when the reporting period began. Mortgage-backed securities continued to be an attractive alternative to the overall corporate market where credit quality trends are under pressure and higher default rates are evident. However, risk premiums are already near recession levels and selected high quality corporates offer good value.


STAYING DEFENSIVE

     Inflationary pressures continue to build as evidenced by the recent spike in the core Consumer Price Index. Furthermore, labor market tightness continues to concern the Fed. With the prospect of additional rate hikes in months to come, we expect to maintain a defensive allocation and investment strategy. The Fund's duration positioning will be kept near that of its benchmark until we see more concrete signs of a slowdown. At that time, we expect to reduce the Fund's allocation to short-term issues and possibly mortgage-backed securities and move into intermediate maturities, with increased exposure to agencies and corporates. As a result, duration would be extended, allowing the Fund to lock in attractive yields as rates decline.


GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  U.S. GOVERNMENT AND AGENCY
                  OBLIGATIONS                                 41%
                  CORPORATE NOTES AND BONDS                   13%
                  ASSET-BACKED SECURITIES                     11%
                  MORTGAGE-BACKED SECURITIES                  33%
                  REPURCHASE AGREEMENT & NET
                  OTHER ASSETS AND LIABILITIES                2%




GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                  LEHMAN BROTHERS       LEHMAN BROTHERS         GALAXY INTERMEDIATE    GALAXY INTERMEDIATE    GALAXY INTERMEDIATE
                     AGGREGATE      INTERMEDIATE GOVERNMENT/  GOVERNMENT INCOME FUND GOVERNMENT INCOME FUND GOVERNMENT INCOME FUND
                    BOND INDEX       CORPORATE BOND INDEX      FUND-RETAIL A SHARES     FUND-TRUST SHARES       RETAIL B SHARES

9/1/88               10000                 10000                      9625                    10000
1988                 10200                 10312                     10390                    10390
1989                 11190                 11399                     11451                    11451
1990                 11896                 12240                     11687                    11687
1991                 13777                 13933                     13482                    13482
1992                 15132                 15326                     14958                    14958
1993                 16928                 16850                     16014                    16014
1994                 16307                 16524                     15307                    15310
1995                 18859                 18596                     17274                    17329
1996                 19961                 19866                     17221                    18022
1997                 21736                 21582                     18483                    19376
1998                 23766                 23548                     19721                    20732                   10000
1999                 23892                 23781                     20046                    21038                   9353
4/30/2000            24231                 24035                     20434                    21471                   9605


  * SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES . SINCE INCEPTION ON 11/1/98 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2000. THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY CORPORATE BOND FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER

[PHOTO OMITTED]

[BEGIN SIDEBAR]

DAVID LINDSAY HAS MANAGED THE GALAXY CORPORATE BOND FUND SINCE ITS INCEPTION IN DECEMBER OF 1994. HE HAS MANAGED OTHER FIXED-INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1986.

[END SIDEBAR]

     With a greater increase in interest rates than investors had expected, the market grew concerned over the past six months about the prospect of a slowdown in economic growth and its impact on corporate earnings. This, plus the advantage that Treasury bonds enjoyed from a federal budget surplus that reduced the issuance of government debt, caused corporate bonds to underperform. In this environment, corporate securities with higher credit quality tended to hold up better in the face of rising interest rates than lower-quality corporates did. By emphasizing higher-quality issues in the Galaxy Corporate Bond Fund, and taking advantage of new investment opportunities that arose, we enabled the Fund to perform relatively well for the six months ended April 30, 2000.

     During the six-month reporting period ended April 30, 2000, Trust Shares of the Galaxy Corporate Bond Fund earned a total return of 0.92%. That compares to total returns of 0.90% for the average intermediate investment-grade bond fund tracked by Lipper and 1.07% for the Lehman Brothers Intermediate Government/Corporate Bond Index. At the end of the period, the Fund's Trust Shares had a 30-day SEC annualized yield of 6.40%.

HIGHER-QUALITY ISSUES OUTPERFORM

     Corporate bonds performed well against Treasuries at the start of the reporting period, when economic growth was stronger than investors had expected. The brighter economic outlook was particularly beneficial to corporate securities with lower credit quality, which generally outperformed higher-quality issues for a month or two.


     Although higher-quality securities comprised the bulk of the Fund's corporate investments during this early period, a substantial position in Yankee bonds, which outperformed, helped returns. (Yankee bonds are dollar-denominated obligations issued in the U.S. by foreign entities.) Because we continued to believe that higher interest rates would eventually cause growth to slow, we traded corporate securities for Treasury bonds, issues of U.S. government agencies, and additional Yankee bonds at this time.

     These trades, and the Fund's continued emphasis on higher-quality issues within the corporate sector, served shareholders well after the end of 1999 into the first months of 2000, when higher-quality bonds began to outperform. The better returns from these investments helped to offset the weakness of shorter- and intermediate-term bonds relative to longer-term issues. Further into the year, as the prices of corporate bonds became increasingly attractive, we traded some of the Fund's Treasury holdings for bonds of industrial and telecommunications firms, whose earnings we believed would be less sensitive to a further rise in interest rates. Because mortgage-backed securities had become relatively expensive, we did not replace those that had paid down.

HIGHER-RATED ISSUES COULD CONTINUE TO OUTPERFORM

     Although the Fed may raise interest rates further in coming months, we do not expect higher short-term rates to seriously erode the prices of Treasuries and high-quality corporate bonds of intermediate- and longer-term maturity. The bond market appears to have compensated for future rate hikes in today's prices. The prices of lower-quality corporates could suffer further, however, as investors worry about the effect of higher rates on the profits of companies that are less financially stable. While the prices for lower-quality corporates have declined substantially, we plan to remain focused on better-rated issues.

PORTFOLIO REVIEWS

GALAXY CORPORATE BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  U.S. GOVERNMENT AND AGENCY
                  OBLIGATIONS                                 23%
                  CORPORATE NOTES AND BONDS                   68%
                  ASSET-BACKED SECURITIES                     6%
                  FOREIGN BOND, REPURCHASE
                  AGREEMENT & NET OTHER ASSETS
                  AND LIABILITIES                             3%


GALAXY CORPORATE BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


            LEHMAN BROTHERS INTERMEDIATE        GALAXY
                GOVERNMENT/CORPORATE         CORPORATE BOND
                     BOND INDEX            FUND-TRUST SHARES

12/12/94                10000                   10000
1995                    10967                   11385
1996                    11658                   11954
1997                    12665                   12858
1998                    15113                   14011
1999                    15263                   13896
4/30/2000               15426                   14024


  * SINCE INCEPTION ON 12/12/94. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX IN WHICH
         INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


GALAXY HIGH QUALITY BOND FUND

[PHOTO OMITTED]

[BEGIN SIDEBAR]

MARIE SCHOFIELD HAS MANAGED THE GALAXY HIGH QUALITY BOND FUND SINCE MARCH OF 1996. SHE HAS MANAGED FIXED-INCOME INVESTMENTS SINCE 1975.

[END SIDEBAR]


BY MARIE SCHOFIELD
PORTFOLIO MANAGER

     As economic uncertainty and shrinking supplies of Treasury bonds helped Treasuries and other issues of higher credit quality outperform, the Galaxy High Quality Bond Fund benefited from a high relative weighting in government securities and an emphasis on better-quality issues within the corporate sector. A shift in the Fund's maturity structure further enhanced returns.

     For the six months ended April 30, 2000, the Fund's Trust Shares earned a total return of 1.96%. Over the same time, its Retail A Shares had a total return of 1.88% before deducting the maximum 3.75% front-end sales charge, and its Retail B shares had a total return of 1.56% before deducting the maximum 5.00% contingent deferred sales charge. Prime A Shares of the Fund had a total return of 1.88% before deducting the maximum 4.75% front-end sales charge and Prime B Shares of the Fund had a total return of 1.62% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 3 for total returns after deducting the applicable front-end sales charge and the charts on page 4 for total returns after deducting the applicable contingent deferred sales charge.)

     Over the same six-month period, the average A-rated corporate bond fund tracked by Lipper had a total return of 0.73% and the Lehman Brothers Government/Corporate Bond Index (the "Lehman Index") had a total return of 1.51%.

     On April 30, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 6.12%, its Retail A Shares had a 30-day SEC annualized yield of 5.71% and its Retail B Shares had a 30-day SEC annualized yield of 5.29%. On the same date, the Fund's Prime A Shares had a 30-day SEC annualized yield of 5.83% and its Prime B Shares had a 30-day SEC annualized yield of 5.22%.

PORTFOLIO REVIEWS

ENHANCING PORTFOLIO QUALITY

     Through year-end 1999, economic growth continued at a rapid pace despite three tightening actions by the Fed. Corporate bonds performed well during this time due to increased demand by investors and diminished supply due to Y2K concerns. Interest rates rose, however, which increased the chance that growth and corporate earnings would slow. We lightened corporate positions to an underweighting as compared to the Lehman Index, in favor of asset-backed securities and issues of government mortgage-backed securities. These trades served the Fund well, as corporate bonds underperformed in the first months of 2000.

     During the first quarter of 2000, the U.S. Treasury yield curve inverted for the first time in nearly ten years. While the Fed raised the Fed Funds rates twice in the period January through April and short-term rates rose over 40 basis points, long-term rates declined well over 50 basis points. Treasury buybacks sparked the appetite for U.S. Treasury securities, as investors realized that the supply of long-term, risk-free government issues was set to decline dramatically over the next few years. This coincided with the peak in short-term and long-term yields at around 6.75% in mid-January. As the year began, we extended the average duration of the Fund's investments, purchasing Treasury issues with maturities of 20 to 25 years that were yielding close to 7%. This added to our barbell maturity structure, with a concentration in short maturities under two years and longer high-quality maturities, bringing the Fund's duration positioning close to one year longer than that of the Lehman Index.

     As the scramble for long-term Treasuries gained momentum and yields fell dramatically from their peak, we began to shorten our maturity structure and take profits in longer-term issues. With overall inflation spiking to 3.7% in March and expectations that core inflation would be under some pressure in the coming months, real yields looked much less attractive at just over 2%, with long-term Treasuries at 5.8%. Much of the Fund's long duration positioning was removed during the last three months of the reporting period. Proceeds from the sale of longer maturities were moved into short-term maturities and cash, which resulted in a yield pick-up of nearly 50 basis points due to the yield curve inversion. This inversion is expected to persist, due to continued Fed tightening action to push up overnight rates and supply/demand imbalances weighing on the long end of the yield curve. The Fund ended the period just slightly long of the Lehman Index. We plan to remain close to neutral until we see greater evidence that higher rates are having their desired effect of slowing economic growth.

ADDING TO GOVERNMENT AGENCIES AND CORPORATE ISSUES

     We plan to keep the Fund overweighted in government issues as a whole in the coming months, albeit at a lower level than in the recent period. The allocation to Treasuries is expected to fall as we plan to add to selected corporate and government agency issues with intermediate maturities. The Fund is currently underweight in both corporates and agencies, and with risk premiums near recession levels, we feel it is an attractive time to add to these sectors. If economic growth slows in an orderly fashion, we feel corporates will warrant increased exposure and could possibly outperform. If the slowdown evolves more quickly than expected, risk premiums could widen somewhat, but corporates have the potential to make much of this up through their higher yields. In either scenario, we would shift to more of a bulleted structure and probably lengthen the Fund's duration positioning in the expectation of a steeper yield curve and falling interest rates. Our forecast remains for a soft landing sometime in the second half of the year depending on the resilience of both the economy and the equity market.

PORTFOLIO REVIEWS

GALAXY HIGH QUALITY BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  U.S. GOVERNMENT AND AGENCY
                  OBLIGATIONS                                 38%
                  CORPORATE NOTES AND BONDS                   31%
                  ASSET-BACKED SECURITIES                     7%
                  MORTGAGE-BACKED SECURITIES                  17%
                  FOREIGN BOND, REPURCHASE
                  AGREEMENT & NET OTHER ASSETS
                  AND LIABILITIES                             7%



GALAXY HIGH QUALITY BOND FUND

GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC





                     LEHMAN BROTHERS        LEHMAN BROTHERS             GALAXY                GALAXY                GALAXY
                INTERMEDIATE GOVERNMENT/  GOVERNMENT/CORPORATE    HIGH QUALIITY BOND     HIGH QUALIITY BOND   HIGH QUALIITY BOND
                 CORPORATE BOND INDEX         BOND INDEX         FUND-RETAIL A SHARES     FUND-TRUST SHARES   FUND-RETAIL B SHARES


12/14/90                10000                     10000                   9625                 10000
1991                    11155                     13517                  10590                 11003
1992                    12329                     14939                  11684                 12139
1993                    14009                     16975                  13573                 14037
1994                    13359                     16188                  12490                 12859
1995                    16856                     18803                  14797                 15259                 10000
1996                    17355                     19817                  15424                 15939                 10114
1997                    18786                     21563                  16691                 17271                 10881
1998                    20930                     23779                  18247                 19084                 11940
1999                    20028                     23623                  17762                 18602                 11362
4/30/2000               18948                     23980                  18095                 18968                 11638


                       GALAXY                GALAXY
                  HIGH QUALIITY BOND   HIGH QUALIITY BOND
                 FUND-PRIME A SHARES   FUND-PRIME B SHARES

1998                     9525               10000
1999                     9269                9197
4/30/2000                9443                9448



  * Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for Prime A and Prime B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge.
         Performance figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge. Performance figures for Retail B and Prime B Shares reflect the deduction of the 2.00% and 4.00%, respectively, contingent deferred sales charges (applicable to shares redeemed during the fifth and second years after purchase, respectively), as if shares were redeemed on April 30, 2000. The Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

SHAREHOLDER SERVICES

[BEGIN SIDEBAR]

"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE PURSUING YOUR GOALS."

[END SIDEBAR]


AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.


--------------------------------------------------------------------------------

CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS.

SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PROVIDENT DISTRIBUTORS, MEMBER NASD AND SIPC. INVESTMENT SPECIALISTS ARE REGISTERED REPRESENTATIVES OF FISSECURITIES, INC., FLEET ENTERPRISES, INC., OR QUICK & REILLY, INC., MEMBERS NASD AND SIPC.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


 PAR VALUE                                                          VALUE
-----------                                                     ------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.12%

                  U.S. TREASURY NOTES - 9.43%

$ 2,125,000       6.25%, 10/31/01 ...........................   $  2,112,463
  1,000,000       5.88%, 09/30/02 ...........................        982,890
    500,000       4.25%, 11/15/03 ...........................        464,330
    100,000       5.88%, 02/15/04 ...........................         97,721
    730,000       7.25%, 08/15/04 ...........................        747,922
    285,000       5.88%, 11/15/04 ...........................        277,542
                                                                ------------
                                                                   4,682,868
                                                                ------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.67%

  1,305,949       6.50%, 09/15/13, Pool # 476201.............      1,254,925
    843,779       7.00%, 11/15/13, Pool # 780921.............        827,165
    217,608       7.00%, 04/15/29, Pool # 458548.............        209,243
    976,373       7.00%, 04/15/29, Pool # 458549.............        938,841
     81,908       7.00%, 08/15/29, Pool # 509742.............         78,759
                                                                ------------
                                                                   3,308,933
                                                                ------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.41%

    170,000       6.50%, 08/15/04 ...........................        165,318
  1,500,000       7.13%, 02/15/05 ...........................      1,492,590
    738,123       6.50%, 03/01/12, Pool # 313409.............        708,827
    870,402       6.00%, 01/01/14, Pool # 482523.............        815,454
                                                                ------------
                                                                   3,182,189
                                                                ------------
                  FEDERAL HOME LOAN BANK - 5.98%

  1,000,000       5.63%, 03/19/01 ...........................        992,340
  2,000,000       6.23%, 09/19/01 ...........................      1,976,880
                                                                ------------
                                                                   2,969,220
                                                                ------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.66%

    916,399       5.50%, 08/01/00, Pool # M80285.............        908,857
  1,200,000       6.25%, 07/15/04 ...........................      1,156,500
     74,666       7.00%, 05/01/19, Pool # D29158.............         73,935
    692,955       6.50%, 11/15/23, Pool # 002008.............        668,480
                                                                ------------
                                                                   2,807,772
                                                                ------------

                  FEDERAL FARM CREDIT BANK - 3.97%

  2,000,000       6.10%, 09/24/01, MTN.......................      1,973,440
                                                                ------------
                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS ........................     18,924,422
                                                                ------------
                  (Cost $19,442,756)

CORPORATE NOTES AND BONDS - 38.00%

                  FINANCE - 15.77%

  1,000,000       Donaldson Lufkin & Jenrette, Inc., MTN
                  5.63%, 02/15/16   .........................        987,500

 PAR VALUE                                                          VALUE
-----------                                                     ------------


                  FINANCE (CONTINUED)

$ 1,600,000       General Electric Capital Corp.,
                  Series A, MTN
                  6.33%, 09/17/01   .........................   $  1,582,000
    255,000       General Electric Capital Corp., MTN
                  6.81%, 11/03/03   .........................        251,812
    515,000       General Electric Capital Corp.,
                  Series A, MTN
                  7.25%, 05/03/04   .........................        513,069
  2,000,000       IBM Credit Corp., MTN
                  7.00%, 01/28/02   .........................      1,990,000
  1,000,000       National Rural Utilities Cooperative
                  Finance Corp.
                  7.38%, 02/10/03   .........................      1,001,250
  1,500,000       Wells Fargo & Co.
                  6.35%, 09/15/01 (B)........................      1,502,175
                                                                ------------
                                                                   7,827,806
                                                                ------------

                  AUTOMOBILE FINANCE - 10.85%

  1,000,000       Associates Corp. of North America
                  Senior Note
                  5.50%, 02/15/02   .........................        966,250
  1,200,000       Ford Motor Credit Co.
                  5.75%, 01/25/01   .........................      1,188,000
    250,000       Ford Motor Credit Co.
                  7.50%, 03/15/05   .........................        246,875
    500,000       Ford Motor Credit Co.
                  7.25%, 01/15/03   .........................        495,625
    500,000       General Motors Acceptance Corp.
                  5.63%, 02/15/01   .........................        494,375
  2,000,000       General Motors Acceptance Corp.
                  7.13%, 05/01/01   .........................      1,997,500
                                                                ------------
                                                                   5,388,625
                                                                ------------

                  INDUSTRIAL - 7.59%

  2,000,000       Caterpillar Financial Services Corp.,
                  Series F, MTN
                  5.47%, 09/12/01   .........................      1,950,000
  1,820,000       Norfolk Southern Corp.
                  6.70%, 05/01/00   .........................      1,820,000
                                                                ------------
                                                                   3,770,000
                                                                ------------

                  UTILITIES - 1.90%

  1,000,000       Sprint Capital Corp.
                  5.88%, 05/01/04   .........................        941,250
                                                                ------------

                  CONSUMER STAPLES - 1.89%

  1,000,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (A)........................        936,250
                                                                ------------
                  TOTAL CORPORATE NOTES AND BONDS ...........     18,863,931
                                                                ------------
                  (Cost $19,199,306)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

SHORT-TERM BOND FUND

APRIL 30, 2000 (UNAUDITED)

 PAR VALUE                                                          VALUE
-----------                                                     ------------


ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 20.39%

$ 4,000,000       Chemical Master Credit Card Trust I
                  Series 1995-2, Class A
                  6.23%, 06/15/03   .........................   $  3,987,480
  1,500,000       Discover Card Master Trust I
                  Series 1999-1, Class A
                  5.30%, 08/15/04   .........................      1,449,375
  1,000,000       MBNA Master Credit Card Trust II
                  Series 1995-F, Class A
                  6.60%, 01/15/03   .........................      1,000,620
  1,174,681       Norwest Asset Securities Corp.
                  Series 1997-17, Class A1, CMO
                  6.75%, 11/25/27   .........................      1,167,339
    671,521       Prudential Home Mortgage Securities
                  Series 1993-38, Class A-3, CMO
                  6.15%, 09/25/23   .........................        652,215
    881,501       Prudential Home Mortgage Securities
                  Series 1996-7, Class A-1, CMO
                  6.75%, 06/25/11   .........................        873,506
  1,001,012       Ryland Mortgage Securities Corp.
                  Series 1993-3, Class A, CMO
                  6.71%, 08/25/08   .........................        993,814
                                                                ------------
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES ................     10,124,349
                                                                ------------
                  (Cost $10,201,712)

 PAR VALUE                                                          VALUE
-----------                                                     ------------



REPURCHASE AGREEMENT - 2.45%

$ 1,217,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, 05/01/00, dated 04/28/00
                  Repurchase Price $1,217,579
                  (Collateralized by U.S. Treasury Note
                  5.88%, Due 11/30/01;
                  Total Par $1,225,000
                  Market Value $1,243,015)...................   $  1,217,000
                                                                ------------
                  TOTAL REPURCHASE AGREEMENT ................      1,217,000
                                                                ------------
                  (Cost $1,217,000)
TOTAL INVESTMENTS - 98.96%...................................     49,129,702
                                                                ------------
(Cost $50,060,774)

NET OTHER ASSETS AND LIABILITIES - 1.04%.....................        514,434
                                                                ------------
NET ASSETS - 100.00%.........................................   $ 49,644,136
                                                                ============

-----------------------------------------------------


(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 2000, this security amounted to $936,250 or 1.89% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect at April 30, 2000.
CMO        Collateralized Mortgage Obligation
MTN        Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)



 PAR VALUE                                                          VALUE
-----------                                                     ------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 41.37%

                  U.S. TREASURY BONDS - 14.80%

$   500,000       11.13%, 08/15/03 ..........................   $    565,220
  1,200,000       11.88%, 11/15/03 ..........................      1,394,748
  2,350,000       12.00%, 08/15/13 ..........................      3,146,297
  1,500,000       11.25%, 02/15/15 ..........................      2,198,010
    960,000       8.75%, 05/15/17 ...........................      1,201,200
  6,735,000       8.88%, 08/15/17 ...........................      8,536,478
  3,000,000       8.50%, 02/15/20 ...........................      3,744,150
  3,000,000       8.75%, 05/15/20 ...........................      3,833,940
  1,500,000       8.75%, 08/15/20 ...........................      1,921,470
  3,500,000       7.88%, 02/15/21 ...........................      4,147,185
  3,750,000       8.13%, 08/15/21 ...........................      4,560,825
  4,000,000       6.88%, 08/15/25 ...........................      4,336,600
  1,500,000       6.38%, 08/15/27 ...........................      1,534,155
  1,500,000       5.25%, 11/15/28 ...........................      1,317,585
                                                                ------------
                                                                  42,437,863
                                                                ------------

                  U.S. GOVERNMENT-BACKED BONDS - 10.22%

  6,450,000       A.I.D. Israel, Series 8-B
                  6.05%, 08/15/00   .........................      6,441,679
  5,000,000       A.I.D. Israel, Series 8-B
                  6.38%, 08/15/01   .........................      4,979,250
  5,000,000       A.I.D. Israel, Series 8-C
                  6.63%, 08/15/03   .........................      4,946,850
  4,830,000       A.I.D. Israel, Series 2-D
                  5.63%, 09/15/03   .........................      4,637,814
  6,200,000       Private Export Funding Corp., Series B
                  6.49%, 07/15/07   .........................      5,952,000
  2,452,194       Small Business Administration
                  Participation Certificates
                  Series SBIC-PS 1955-10B
                  7.25%, 05/10/05   .........................      2,354,106
                                                                ------------
                                                                  29,311,699
                                                                ------------

                  U.S. Treasury Notes - 9.15%

  2,200,000       6.38%, 03/31/01 ...........................      2,198,196
  4,500,000       6.63%, 06/30/01 ...........................      4,507,155
  1,840,000       6.50%, 05/31/02 ...........................      1,834,222
  1,500,000       6.00%, 08/15/04 ...........................      1,469,925
  3,000,000       7.50%, 02/15/05 ...........................      3,112,650
  2,000,000       6.50%, 05/15/05 ...........................      1,998,220
  3,500,000       5.88%, 11/15/05 ...........................      3,394,755
  3,720,000       7.00%, 07/15/06 ...........................      3,809,429
  3,000,000       6.50%, 10/15/06 ...........................      2,998,290
    960,000       5.63%, 05/15/08 ...........................        913,200
                                                                ------------
                                                                  26,236,042
                                                                ------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.15%

  5,000,000       6.25%, 07/15/04 ...........................      4,818,750
  7,410,000       6.63%, 09/15/09 ...........................      7,067,287
                                                                ------------
                                                                  11,886,037
                                                                ------------

 PAR VALUE                                                          VALUE
-----------                                                     ------------



                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.28%

$ 4,885,000       5.25%, 01/15/09 ...........................   $  4,237,249
    565,000       6.38%, 06/15/09 ...........................        529,823
  1,795,000       7.13%, 01/15/30 ...........................      1,777,337
                                                                ------------
                                                                   6,544,409
                                                                ------------

                  U.S. TREASURY STRIPS (A) - 0.77%

  1,400,000       7.03%, 08/15/15 Interest only, (B).........        537,446
  5,000,000       1.78%, 11/15/17 Interest only, (B).........      1,681,750
                                                                ------------
                                                                   2,219,196
                                                                ------------
                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS ........................    118,635,246
                                                                ------------
                  (Cost $121,332,445)

MORTGAGE-BACKED SECURITIES - 32.72%

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 14.80%

  5,000,550       6.50%, 07/15/09, Pool # 780357.............      4,849,083
     19,962       6.50%, 06/15/13, Pool # 462795.............         19,194
    401,836       6.50%, 07/15/13, Pool # 468077.............        386,389
    938,160       6.50%, 09/15/13, Pool # 464192.............        901,506
    316,064       6.50%, 09/15/13, Pool # 476619.............        303,716
    445,971       6.50%, 09/15/13, Pool # 487907.............        428,547
    461,360       7.00%, 09/15/13, Pool # 484233.............        452,276
  1,828,831       6.50%, 10/15/13, Pool # 477500.............      1,757,379
    446,407       6.50%, 10/15/13, Pool # 481575.............        428,966
     83,386       5.50%, 12/15/13, Pool # 495780.............         76,411
    398,188       5.50%, 01/15/14, Pool # 464491.............        364,880
    472,430       5.50%, 02/15/14, Pool # 464568.............        432,912
    465,354       5.50%, 03/15/14, Pool # 487579.............        426,427
    350,445       5.50%, 03/15/14, Pool # 501523.............        321,130
     64,918       5.50%, 04/15/14, Pool # 496599.............         59,488
    512,089       5.50%, 04/15/14, Pool # 505596.............        469,253
    449,294       5.50%, 04/15/14, Pool # 506448.............        411,710
    614,425       5.50%, 05/15/14, Pool # 480524.............        563,028
    480,661       5.50%, 05/15/14, Pool # 505667.............        440,453
    535,585       5.50%, 06/15/14, Pool # 434398.............        490,783
    439,014       5.50%, 06/15/14, Pool # 507142.............        402,290
  1,040,000       6.50%, 05/01/15, Pool # 4596...............        998,889
    669,689       6.75%, 07/20/21, Pool # 008809 (D).........        676,493
  2,397,702       6.38%, 04/20/22, Pool # 008956 (D).........      2,417,195
  3,861,880       7.00%, 12/15/28, Pool # 483886.............      3,714,627
    310,532       7.00%, 01/15/29, Pool # 499333.............        298,595
  1,435,028       6.50%, 02/15/29, Pool # 485951.............      1,343,990
  3,227,678       7.00%, 02/15/29, Pool # 486937.............      3,103,606
  3,350,469       6.00%, 03/15/29, Pool # 464632.............      3,041,590
  3,372,746       6.00%, 04/15/29, Pool # 499445.............      3,061,813
    989,035       6.50%, 04/15/29, Pool # 506494.............        926,290
  5,912,754       7.50%, 09/15/29, Pool # 508805.............      5,814,780
  3,102,375       7.50%, 09/15/29, Pool # 508811.............      3,050,968
                                                                ------------
                                                                  42,434,657
                                                                ------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.22%

  5,000,000       6.70%, 07/15/06, Pool # 1233-G.............      4,954,650
  6,593,198       5.00%, 12/01/13, Pool # E73815.............      5,927,615


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2000 (UNAUDITED)

 PAR VALUE                                                          VALUE
-----------                                                     ------------



                  FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)

$ 5,000,000       6.00%, 04/15/22, Pool # 2118QC.............   $  4,626,550
  5,977,872       6.50%, 10/15/23, Pool # 001990.............      5,783,591
  5,274,021       7.50%, 10/01/29, Pool # C32288.............      5,165,218
                                                                ------------
                                                                  26,457,624
                                                                ------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.70%

    293,383       6.50%, 01/25/01, Pool # 1996-9.............        289,073
  2,058,586       5.00%, 05/01/09, Pool # 326584.............      1,885,070
      1,558       8.00%, 12/01/09, Pool # 313180.............          1,570
  1,400,884       6.00%, 04/01/11, Pool # 398072.............      1,337,705
  1,914,541       6.50%, 06/01/13, Pool # 430204.............      1,833,173
    517,223       6.00%, 06/01/14, Pool # 484967.............        484,250
  3,125,780       6.00%, 06/01/14, Pool # 495200.............      2,928,450
    680,491       6.00%, 06/01/14, Pool # 500131.............        637,109
  1,745,649       6.75%, 04/25/21, Pool # 0096-4.............      1,733,098
    535,172       8.00%, 02/01/30, Pool # 525961.............        534,332
  2,198,526       8.00%, 02/01/30, Pool # 529898.............      2,195,074
    966,161       8.00%, 02/01/30, Pool # 531766.............        964,644
    497,190       8.00%, 03/01/30, Pool # 533977.............        496,409
  1,000,200       8.00%, 04/01/30, Pool # 526425.............        998,630
  5,092,900       8.50%, 04/01/30, Pool # 535270.............      5,162,927
  2,598,483       8.00%, 04/01/30, Pool # 536553.............      2,594,403
    887,065       8.00%, 05/01/30, Pool # 534205.............        885,672
                                                                ------------
                                                                  24,961,589
                                                                ------------
                  TOTAL MORTGAGE-BACKED SECURITIES ..........     93,853,870
                                                                ------------
                  (Cost $96,557,294)

CORPORATE NOTES AND BONDS - 13.43%

                  FINANCE - 7.59%

  1,000,000       American Express
                  6.75%, 06/23/04   .........................        975,000
  7,500,000       Bank One Wisconsin, Bank Note
                  6.35%, 03/19/01   .........................      7,443,750
    925,000       Ford Motor Credit Co.
                  7.25%, 01/15/03   .........................        916,906
  2,550,000       Ford Motor Credit Co.
                  6.70%, 07/16/04   .........................      2,454,375
  1,650,000       National Rural Utilities
                  5.50%, 01/15/05   .........................      1,515,938
  6,000,000       NationsBank Texas,
                  National Association, MTN
                  6.35%, 03/15/01   .........................      5,955,000
  2,500,000       Pitney Bowes Credit Corp. Series C, MTN
                  6.78%, 07/16/01   .........................      2,490,625
                                                                ------------
                                                                  21,751,594
                                                                ------------

                  UTILITIES - 2.57%

  5,125,000       Baltimore Gas & Electric, First Mortgage
                  6.50%, 02/15/03   .........................      5,009,688
  2,500,000       Potomac Electric Power Co.,
                  First Mortgage
                  6.25%, 10/15/07   .........................      2,359,375
                                                                ------------
                                                                   7,369,063
                                                                ------------

 PAR VALUE                                                          VALUE
-----------                                                     ------------


                  CONSUMER CYCLICAL - 1.64%

$ 2,500,000       Stanford University
                  5.85%, 03/15/09   .........................   $  2,300,375
  2,500,000       Wal-Mart Stores, Inc.
                  6.88%, 08/10/09   .........................      2,409,375
                                                                ------------
                                                                   4,709,750
                                                                ------------

                  CONSUMER STAPLES - 1.63%

  5,000,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (C)........................      4,681,250
                                                                ------------
                  TOTAL CORPORATE NOTES AND BONDS ...........     38,511,657
                                                                ------------
                  (Cost $39,429,162)

ASSET-BACKED SECURITIES - 10.94%

  2,000,000       American Express Credit Account Master
                  Trust Series 1999-1, Class A
                  5.60%, 11/15/06   .........................      1,878,120
  3,000,000       Chase Credit Card Master Trust
                  Series 1998-6, Class A
                  6.39%, 09/15/04 (D)........................      3,004,680
  6,000,000       Chemical Master Credit Card Trust I
                  Series 1996-1, Class A
                  5.55%, 09/15/03   .........................      5,940,000
  1,400,000       Daimler-Benz Vehicle Owner Trust
                  Series 1998-A, Class A-4
                  5.22%, 12/20/03   .........................      1,360,079
  2,500,000       Discover Card Master Trust I
                  Series 1995-3, Class A
                  6.34%, 03/16/05 (D)........................      2,506,250
  4,600,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A-4
                  6.40%, 10/15/02   .........................      4,542,500
    500,000       MBNA Master Credit Card Trust
                  Series 1998-J, Class A
                  5.25%, 02/15/06   .........................        468,590
    360,000       Premier Auto Trust
                  Series 1999-2, Class A-4
                  5.59%, 02/09/04   .........................        346,835
  1,400,000       Premier Auto Trust
                  Series 1999-3, Class A-4
                  6.43%, 03/08/04   .........................      1,370,250
  1,469,169       Prudential Home Mortgage Securities
                  Series 1996-7, Class A-1, CMO
                  6.75%, 06/25/11   .........................      1,455,843
  2,854,528       Rural Housing Trust Series 1987-1,
                  Class 1-D, CMO
                  6.33%, 04/01/26   .........................      2,742,131
  1,917,722       Sallie Mae Student Loan Trust
                  Series 1999-3, Class A-1
                  6.12%, 01/25/07 (D)........................      1,918,614
  4,000,000       Standard Credit Card Master Trust
                  Series 1993-2, Class A
                  5.95%, 10/07/04   .........................      3,832,480
                                                                ------------
                  TOTAL ASSET-BACKED SECURITIES .............     31,366,372
                                                                ------------
                  (Cost $31,722,109)



                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2000 (UNAUDITED)


 PAR VALUE                                                          VALUE
-----------                                                     ------------



REPURCHASE AGREEMENT - 1.31%

$ 3,770,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, 05/01/00, dated 04/28/00
                  Repurchase Price $3,771,794
                  (Collateralized by U.S. Treasury Bond
                  6.00%, Due 02/15/26;
                  Total Par $3,930,000
                  Market Value $3,846,488)...................   $  3,770,000
                                                                ------------
                  TOTAL REPURCHASE AGREEMENT ................      3,770,000
                                                                ------------
                  (Cost $3,770,000)

TOTAL INVESTMENTS - 99.77%...................................    286,137,145
                                                                ------------
(Cost $292,811,010)

NET OTHER ASSETS AND LIABILITIES - 0.23%.....................        647,428
                                                                ------------
NET ASSETS - 100.00%.........................................   $286,784,573
                                                                ============

-------------------------------------------------

(A)        Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 2000, this security amounted to $4,681,250 or 1.63% of net assets.
(D) Floating rate note. Interest rate shown reflects rate in effect at April 30, 2000.
CMO        Collateralized Mortgage Obligation
MTN        Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)


 PAR VALUE                                                         VALUE
-----------                                                     ------------


CORPORATE NOTES AND BONDS - 67.97%

                  FINANCE - 22.67%

$   500,000       Associates Corp. of North America,
                  Senior Note
                  6.00%, 04/15/03   .........................   $    478,750
    500,000       Associates Corp. of North America,
                  Senior Note
                  6.88%, 08/01/03   .........................        489,375
  1,000,000       Bank One Wisconsin, Bank Note
                  6.35%, 03/19/01   .........................        992,500
    175,000       Barclays Bank Plc, Yankee
                  7.40%, 12/15/09 (C)........................        168,219
  2,000,000       Branch Banking & Trust Co.,
                  Senior Bank Note
                  5.70%, 02/01/01   .........................      1,980,000
    500,000       CIT Group, Inc
                  7.38%, 03/15/03   .........................        496,250
  1,000,000       Commercial Credit Co.
                  6.20%, 11/15/01   .........................        983,750
    720,000       Commercial Credit Co.
                  6.45%, 07/01/02   .........................        705,600
    250,000       CitiGroup, Inc.
                  6.63%, 09/15/05   .........................        239,375
  1,000,000       CitiGroup, Inc.
                  6.88%, 06/01/25   .........................        963,750
    500,000       Dean Witter Discover & Co.
                  6.75%, 08/15/00   .........................        499,895
  1,000,000       Ford Motor Credit Co.,
                  Senior Unsubordinated Note
                  6.50%, 02/28/02   .........................        981,250
    180,000       Ford Motor Credit Co.
                  7.25%, 01/15/03   .........................        178,425
    250,000       Ford Motor Credit Co.
                  6.70%, 07/16/04   .........................        240,625
    200,000       General Motors Acceptance Corp.
                  9.63%, 12/15/01   .........................        206,750
    760,000       General Motors Acceptance Corp.,
                  Senior Unsubordinated Note
                  6.75%, 02/07/02   .........................        749,550
    265,000       Goldman Sachs Group, Series B,
                  Senior Unsubordinated, MTN
                  7.80%, 01/28/10   .........................        260,694
  1,000,000       Hartford Financial Services Group
                  6.38%, 11/01/02   .........................        972,500
  1,000,000       IBM Credit Corp., MTN
                  7.00%, 01/28/02   .........................        995,000
    500,000       National City Bank of Kentucky,
                  Subordinated Bank Note
                  6.30%, 02/15/11   .........................        442,500
  1,000,000       National Rural Utilities Cooperative
                  Finance Corp.
                  7.38%, 02/10/03   .........................      1,001,250
    500,000       National Rural Utilities Cooperative
                  Finance Corp., Collateral Trust
                  6.13%, 05/15/05   .........................        470,625
    450,000       Norwest Financial, Inc., Senior Note
                  6.13%, 08/01/03   .........................        431,438


 PAR VALUE                                                         VALUE
-----------                                                     ------------


                  FINANCE (CONTINUED)

$ 2,400,000       Paccar Financial Corp., Series H,
                  Senior MTN
                  5.86%, 03/15/01   .........................   $  2,373,000
  1,020,000       Pitney Bowes Credit Corp.
                  6.63%, 06/01/02   .........................      1,009,800
    500,000       SunTrust Bank, Atlanta,
                  Subordinated Note
                  7.25%, 09/15/06   .........................        487,500
    500,000       Wells Fargo & Co.
                  6.50%, 09/03/02   .........................        490,000
                                                                 -----------
                                                                  19,288,371
                                                                 -----------

                  UTILITIES - 11.62%

    500,000       AT&T Corp.
                  5.63%, 03/15/04   .........................        469,375
    750,000       AT&T Corp.
                  6.50%, 03/15/29   .........................        635,625
  1,000,000       Baltimore Gas & Electric Co., Mortgage
                  8.38%, 08/15/01   .........................      1,012,500
    455,000       GTE California, Inc., Series B, Debenture
                  6.75%, 03/15/04   .........................        444,194
    350,000       GTE Corp., Debenture
                  9.38%, 12/01/00   .........................        353,500
    925,000       GTE Corp., Debenture
                  6.46%, 04/15/08   .........................        856,781
  1,000,000       GTE Southwest, Inc., Debenture
                  6.00%, 01/15/06   .........................        926,250
  1,000,000       Hydro-Quebec, Yankee
                  8.88%, 03/01/26 (C)........................      1,121,250
  2,000,000       MCI WorldCom, Inc.
                  6.13%, 04/15/02   .........................      1,947,500
  1,000,000       PacifiCorp, Series H, MTN
                  6.38%, 05/15/08   .........................        910,000
  1,000,000       Potomac Electric Power Co.,
                  First Mortgage
                  6.25%, 10/15/07   .........................        943,750
    305,000       Sprint Capital Corp.
                  6.90%, 05/01/19   .........................        271,831
                                                                 -----------
                                                                   9,892,556
                                                                 -----------

                  CONSUMER STAPLES - 11.60%

    150,000       Becton Dickinson & Co., Debenture
                  8.80%, 03/01/01   .........................        151,875
  1,275,000       Becton Dickinson & Co., Debenture
                  6.70%, 08/01/28   .........................      1,117,219
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.88%, 02/01/02   .........................      1,005,000
  1,000,000       Coca-Cola Enterprises, Inc., Debenture
                  7.13%, 08/01/17   .........................        931,250
  1,000,000       Diageo Capital Plc, Yankee
                  6.00%, 03/27/03 (C)........................        962,050
  1,000,000       Diageo Capital Plc, Yankee
                  6.13%, 08/15/05 (C)........................        937,500
  1,100,000       Hershey Foods Corp., Debenture
                  7.20%, 08/15/27   .........................      1,047,750


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

CORPORATE BOND FUND

APRIL 30, 2000 (UNAUDITED)



 PAR VALUE                                                         VALUE
-----------                                                     ------------


                  CONSUMER STAPLES (CONTINUED)

$   750,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (A)........................   $    702,188
  1,000,000       PepsiCo, Inc., MTN
                  5.75%, 01/02/03   .........................        961,250
    250,000       Procter & Gamble Co.
                  6.60%, 12/15/04   .........................        243,438
  1,000,000       Procter & Gamble Co.
                  6.88%, 09/15/09   .........................        966,250
    968,000       Sysco Corp., Debenture
                  6.50%, 08/01/28   .........................        842,160
                                                                ------------
                                                                   9,867,930
                                                                ------------

                  CONSUMER CYCLICAL - 8.58%

    500,000       DaimlerChrysler N.A. Holding Corp.
                  7.13%, 04/10/03   .........................        494,375
  1,000,000       McDonald's Corp., MTN
                  5.95%, 01/15/08   .........................        917,500
  1,000,000       New York Times Co.
                  7.63%, 03/15/05   .........................      1,015,000
    300,000       Seagram Co., Ltd., Yankee
                  6.50%, 04/01/03 (C)........................        288,750
    300,000       Southwest Airlines Co.
                  8.00%, 03/01/05   .........................        307,875
  1,005,000       Tele-Communications, Inc.,
                  Senior Note
                  8.25%, 01/15/03   .........................      1,022,587
    750,000       Tele-Communications, Inc.,
                  Senior Note
                  7.25%, 08/01/05   .........................        738,750
  1,000,000       Time Warner Entertainment Co.,
                  Debenture
                  8.38%, 03/15/23   .........................      1,016,250
  1,000,000       Wal-Mart Stores, Inc.
                  8.63%, 04/01/01   .........................      1,011,250
    500,000       Wal-Mart Stores, Inc., Senior Note
                  6.55%, 08/10/04   .........................        486,250
                                                                ------------
                                                                   7,298,587
                                                                ------------

                  INDUSTRIAL - 6.50%

  1,000,000       Burlington Northern Santa Fe Corp.
                  6.13%, 03/15/09   .........................        870,000
    500,000       Crown Cork & Seal Co., Inc.
                  8.38%, 01/15/05   .........................        498,750
  1,000,000       Emerson Electric Co.
                  5.85%, 03/15/09   .........................        906,250
  1,000,000       Honeywell International, Inc.
                  7.50%, 03/01/10   .........................        988,750
  1,500,000       Minnesota Mining & Manufacturing Co.,
                  Debenture
                  6.38%, 02/15/28   .........................      1,293,750
  1,000,000       Snap-On, Inc.
                  6.63%, 10/01/05   .........................        978,750
                                                                ------------
                                                                   5,536,250
                                                                ------------

 PAR VALUE                                                         VALUE
-----------                                                     ------------

                  BASIC MATERIALS - 3.53%

$ 1,000,000       International Paper Co.
                  7.63%, 08/01/04   .........................   $    991,250
  1,000,000       Mead Corp., Debenture
                  6.84%, 03/01/37   .........................        976,250
  1,000,000       Weyerhaeuser Co., Debenture
                  8.38%, 02/15/07   .........................      1,036,250
                                                                ------------
                                                                   3,003,750
                                                                ------------

                  TECHNOLOGY - 2.80%

  1,000,000       International Business Machines Corp.,
                  Debenture
                  6.22%, 08/01/27   .........................        958,750
    500,000       Loral Corp., Senior Note
                  7.63%, 06/15/04   .........................        495,625
  1,000,000       Raytheon Co.
                  6.50%, 07/15/05   .........................        925,000
                                                                ------------
                                                                   2,379,375
                                                                ------------

                  ENERGY - 0.67%

    500,000       Atlantic Richfield Co., Debenture
                  10.88%, 07/15/05  .........................        573,125
                                                                ------------
                  TOTAL CORPORATE NOTES AND BONDS ...........     57,839,944
                                                                ------------
                  (Cost $60,547,059)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.00%

                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.44%

      5,914       8.75%, 08/01/01, Pool # 220011.............          5,903
  1,000,000       5.75%, 07/15/03 ...........................        958,130
     44,236       7.00%, 06/01/04, Pool # 189683.............         43,506
  1,215,000       6.25%, 07/15/04 ...........................      1,170,956
    980,000       6.88%, 01/15/05 ...........................        965,643
     35,086       7.50%, 08/01/08, Pool # 181313.............         34,740
    900,000       6.63%, 09/15/09 ...........................        858,375
    140,820       7.00%, 02/01/17, Pool # 289284.............        135,301
    134,622       7.00%, 10/01/22, Pool # C00184.............        129,814
    139,616       7.00%, 02/01/23, Pool # C00213.............        134,630
    215,212       6.00%, 09/01/23, Pool # D41208.............        196,850
                                                                ------------
                                                                   4,633,848
                                                                ------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.95%

     55,188       7.50%, 11/01/07, Pool # 188629.............         54,877
  1,075,000       6.38%, 06/15/09 ...........................      1,008,071
     74,943       5.00%, 08/01/10, Pool # 006893,
                  Series A-1, CMO............................         68,386
    875,439       7.50%, 06/01/13, Pool # 457543.............        870,510
  1,781,777       6.00%, 11/01/23, Pool # 050940.............      1,628,099
    620,454       6.50%, 03/01/28, Pool # 412263.............        580,124
                                                                ------------
                                                                   4,210,067
                                                                ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

CORPORATE BOND FUND

APRIL 30, 2000 (UNAUDITED)



 PAR VALUE                                                         VALUE
-----------                                                     ------------


                  U.S. TREASURY BONDS - 4.93%

$ 1,000,000       11.63%, 11/15/02 ..........................   $  1,113,410
  1,000,000       12.00%, 08/15/13 ..........................      1,338,850
    660,000       8.75%, 05/15/17 ...........................        825,825
    600,000       8.88%, 08/15/17 ...........................        760,488
    175,000       5.25%, 02/15/29 ...........................        154,063
                                                                ------------
                                                                   4,192,636
                                                                ------------

                  U.S. TREASURY NOTES - 4.35%

  1,760,000       7.25%, 08/15/04 ...........................      1,803,208
  2,000,000       5.63%, 05/15/08 ...........................      1,902,500
                                                                ------------
                                                                   3,705,708
                                                                ------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.85%

     47,168       9.00%, 09/15/04, Pool # 003669.............         48,168
     37,537       9.00%, 12/15/08, Pool # 027562.............         38,759
     88,034       8.00%, 05/15/22, Pool # 319062.............         88,501
    484,020       6.00%, 05/20/28, Pool # 002589.............        437,283
    474,562       6.00%, 03/15/29, Pool # 487061.............        430,812
    664,944       6.50%, 03/15/29, Pool # 464613.............        622,760
    770,889       7.50%, 09/15/29, Pool # 466172.............        758,115
                                                                ------------
                                                                   2,424,398
                                                                ------------

                  FEDERAL HOME LOAN BANK - 0.48%

    410,000       6.75%, 02/01/02 ...........................        407,950
                                                                ------------
                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS ........................     19,574,607
                                                                ------------
                  (Cost $20,283,484)

ASSET-BACKED SECURITIES - 6.16%

    500,000       American Express Credit Account Master
                  Trust Series 1999-1, Class A
                  5.60%, 11/15/06   .........................        469,530
  2,000,000       Chemical Master Credit Card Trust I
                  Series 1996-1, Class A
                  5.55%, 09/15/03   .........................      1,980,000
    400,000       Daimler-Benz Vehicle Owner Trust
                  Series 1998-A, Class A-4
                  5.22%, 12/22/03   .........................        388,594
    600,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A-4
                  6.40%, 10/15/02   .........................        592,500
    893,617       Guaranteed Export Trust Certificates
                  Series 1993-D, Class A-3
                  5.23%, 05/15/05   .........................        845,972
    600,000       Premier Auto Trust Series 1999-2,
                  Class A-4
                  5.59%, 02/09/04   .........................        578,058
    400,000       Premier Auto Trust Series 1999-3,
                  Class A-4
                  6.43%, 03/08/04   .........................        391,500
                                                                ------------
                  TOTAL ASSET-BACKED SECURITIES .............      5,246,154
                                                                ------------
                  (Cost $5,321,123)


 PAR VALUE                                                         VALUE
-----------                                                     ------------


FOREIGN BOND (B) - 1.12%

$ 1,000,000       Heinz (H.J.) Co.
                  5.75%, 02/03/03   .........................   $    955,700
                                                                ------------
                  TOTAL FOREIGN BOND ........................        955,700
                                                                ------------
                  (Cost $987,560)

REPURCHASE AGREEMENT - 0.84%

    714,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, 05/01/00, dated 04/28/00
                  Repurchase Price $714,340
                  (Collateralized by U.S. Treasury Bond
                  8.50%, Due 02/15/20;
                  Total Par $580,000
                  Market Value $728,625).....................        714,000
                                                                ------------
                  TOTAL REPURCHASE AGREEMENT ................        714,000
                                                                ------------
                  (Cost $714,000)

TOTAL INVESTMENTS - 99.09%...................................     84,330,405
                                                                ------------
(Cost $87,853,226)

NET OTHER ASSETS AND LIABILITIES - 0.91%.....................        773,140
                                                                ------------
NET ASSETS - 100.00%.........................................   $ 85,103,545
                                                                ============

------------------------------------------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 2000, this security amounted to $702,188, or 0.83% of net assets.
(B)        Euro-Dollar Bond
(C)        U.S. Dollar-Denominated
CMO        Collateralized Mortgage Obligation
MTN        Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)



 PAR VALUE                                                         VALUE
-----------                                                     ------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.59%

                  U.S. TREASURY BONDS - 23.22%

$ 3,450,000       12.00%, 08/15/13 ..........................   $  4,619,032
  4,000,000       13.25%, 05/15/14 ..........................      5,785,520
  3,000,000       11.25%, 02/15/15 ..........................      4,396,020
    640,000       8.75%, 05/15/17 ...........................        800,800
  6,760,000       8.88%, 08/15/17 ...........................      8,568,165
  3,550,000       9.00%, 11/15/18 ...........................      4,589,440
  5,500,000       8.75%, 05/15/20 ...........................      7,028,890
  6,000,000       7.88%, 02/15/21 ...........................      7,109,460
  1,000,000       8.13%, 05/15/21 ...........................      1,215,080
  3,500,000       8.13%, 08/15/21 ...........................      4,256,770
  5,975,000       6.38%, 08/15/27 ...........................      6,111,051
  7,340,000       6.13%, 11/15/27 ...........................      7,277,023
  4,250,000       5.50%, 08/15/28 ...........................      3,870,730
  2,190,000       5.25%, 02/15/29 ...........................      1,927,988
                                                                ------------
                                                                  67,555,969
                                                                ------------

                  U.S. TREASURY NOTES - 6.50%

  1,200,000       6.38%, 03/31/01 ...........................      1,199,016
 11,050,000       6.63%, 06/30/01 ...........................     11,067,569
  2,000,000       7.50%, 11/15/01 ...........................      2,023,220
  2,100,000       6.25%, 02/28/02 ...........................      2,084,418
  2,500,000       6.00%, 08/15/04 ...........................      2,449,875
    100,000       5.63%, 05/15/08 ...........................         95,125
                                                                ------------
                                                                  18,919,223
                                                                ------------

                  U.S. GOVERNMENT-BACKED BONDS - 4.30%

  5,000,000       A.I.D. Israel, Series 8-C
                  6.63%, 08/15/03   .........................      4,946,850
  1,800,000       A.I.D. State of Israel, Series 7-A
                  5.45%, 02/15/01   .........................      1,787,382
  4,000,000       Private Export Funding Corp., Series B
                  6.49%, 07/15/07   .........................      3,840,000
  2,000,000       Private Export Funding Corp., Series H
                  6.45%, 09/30/04   .........................      1,945,000
                                                                ------------
                                                                  12,519,232
                                                                ------------

                  U.S. TREASURY STRIP (A) - 1.85%

  9,000,000       4.86%, 05/15/08 Interest only, (B) ........      5,381,820
                                                                ------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.64%

  3,199,000       6.38%, 06/15/09 ...........................      2,999,830
  1,795,000       7.13%, 01/15/30 ...........................      1,777,337
                                                                ------------
                                                                   4,777,167
                                                                ------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.08%

  1,000,000       6.25%, 07/15/04 ...........................        963,750
  2,295,000       6.63%, 09/15/09 ...........................      2,188,856
                                                                ------------
                                                                   3,152,606
                                                                ------------
                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS ........................    112,306,017
                                                                ------------
                  (Cost $115,897,061)


 PAR VALUE                                                         VALUE
-----------                                                     ------------


CORPORATE NOTES AND BONDS - 30.83%

                  FINANCE - 8.38%

$ 1,500,000       Associates Corp. of North America
                  6.63%, 05/15/01   .........................   $  1,492,500
  2,000,000       Associates Corp. of North America, MTN
                  7.40%, 05/03/02   .........................      1,995,000
  4,000,000       Bank One Wisconsin, Bank Note
                  6.35%, 03/19/01   .........................      3,970,000
  1,000,000       Chase Manhattan Corp.
                  6.50%, 08/01/05   .........................        943,750
  1,000,000       Comerica Bank
                  7.25%, 06/15/07   .........................        956,250
  3,550,000       Ford Motor Credit Co.
                  6.70%, 07/16/04   .........................      3,416,875
    250,000       General Electric Capital Corp.
                  8.30%, 09/20/09   .........................        262,812
  1,110,000       Goldman Sachs Group, Series B,
                  Senior Unsubordinated, MTN
                  7.80%, 01/28/10   .........................      1,091,962
  2,000,000       Key Bank of North America
                  7.13%, 08/15/06   .........................      1,935,000
  3,500,000       National Rural Utilities
                  5.50%, 01/15/05   .........................      3,215,625
  1,025,000       National Rural Utilities Cooperative
                  Finance Corp.
                  6.20%, 02/01/08   .........................        946,844
  3,000,000       SunTrust Bank, Atlanta,
                  Subordinated Note
                  7.25%, 09/15/06   .........................      2,925,000
  1,300,000       SunTrust Bank of Central Florida, MTN
                  6.90%, 07/01/07   .........................      1,226,875
                                                                ------------
                                                                  24,378,493
                                                                ------------

                  UTILITIES - 7.68%

  1,400,000       AT&T Corp.
                  6.50%, 03/15/29   .........................      1,186,500
  1,950,000       GTE Corp., Debenture
                  6.46%, 04/15/08   .........................      1,806,188
  6,500,000       GTE Florida, Inc., Series A, Debenture
                  6.31%, 12/15/02   .........................      6,345,625
  3,000,000       MCI WorldCom, Inc.
                  6.13%, 04/15/02   .........................      2,921,250
  5,000,000       PacifiCorp, Series H, MTN
                  6.38%, 05/15/08   .........................      4,550,000
  2,750,000       Potomac Electric Power Co.,
                  First Mortgage
                  6.25%, 10/15/07   .........................      2,595,313
  1,000,000       Sprint Capital Corp.
                  5.88%, 05/01/04   .........................        941,250
  2,250,000       Sprint Capital Corp.
                  6.90%, 05/01/19   .........................      2,005,313
                                                                ------------
                                                                  22,351,439
                                                                ------------

                  CONSUMER STAPLES - 7.06%

    800,000       Abbott Laboratories
                  6.40%, 12/01/06   .........................        769,000
  1,750,000       Becton Dickinson & Co., Debenture
                  6.70%, 08/01/28   .........................      1,533,438


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

HIGH QUALITY BOND FUND

APRIL 30, 2000 (UNAUDITED)


 PAR VALUE                                                          VALUE
-----------                                                     ------------



                  CONSUMER STAPLES (CONTINUED)

$ 1,650,000       Coca-Cola Enterprises, Inc., Debenture
                  7.13%, 08/01/17   .........................   $  1,536,562
  1,900,000       Colgate-Palmolive Co., Series C, MTN
                  5.27%, 12/01/03   .........................      1,764,625
  4,050,000       Hershey Foods Corp., Debenture
                  7.20%, 08/15/27   .........................      3,857,625
  1,800,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (D)........................      1,685,250
    250,000       Procter & Gamble Co.
                  8.50%, 08/10/09   .........................        268,125
  3,000,000       Sara Lee Corp., MTN
                  7.40%, 03/22/02   .........................      2,988,750
  3,000,000       Sysco Corp.
                  7.00%, 05/01/06   .........................      2,943,750
  3,675,000       Sysco Corp., Debenture
                  6.50%, 08/01/28   .........................      3,197,250
                                                                ------------
                                                                  20,544,375
                                                                ------------

                  CONSUMER CYCLICAL - 2.72%

  1,650,000       McDonald's Corp., MTN
                  5.95%, 01/15/08   .........................      1,513,875
  1,500,000       Tele-Communications, Inc., Senior Note
                  7.25%, 08/01/05   .........................      1,477,500
  2,500,000       Wal-Mart Stores, Inc.
                  6.88%, 08/10/09   .........................      2,409,375
  2,500,000       Wal-Mart Stores, Inc.
                  7.55%, 02/15/30   .........................      2,506,250
                                                                ------------
                                                                   7,907,000
                                                                ------------

                  TECHNOLOGY - 2.68%

  2,500,000       IBM Corp.
                  7.25%, 11/01/02   .........................      2,490,625
  3,300,000       Telecom De Puerto Rico Co., Senior Note
                  6.15%, 05/15/02   .........................      3,193,324
  2,250,000       Telecom De Puerto Rico Co., Senior Note
                  6.65%, 05/15/06   .........................      2,126,250
                                                                ------------
                                                                   7,810,199
                                                                ------------

                  Industrial - 2.31%

  1,500,000       Burlington Northern Santa Fe Corp.
                  7.00%, 12/15/25   .........................      1,286,250
  1,500,000       Caterpillar Financial Services Corp.,
                  Series F, MTN
                  5.47%, 09/12/01   .........................      1,462,500
    500,000       Emerson Electric Co.
                  5.85%, 03/15/09   .........................        453,125
  2,000,000       Illinois Tool Works
                  5.75%, 03/01/09   .........................      1,795,000
  2,000,000       Minnesota Mining & Manufacturing Co.,
                  Debenture
                  6.38%, 02/15/28   .........................      1,725,000
                                                                ------------
                                                                   6,721,875
                                                                ------------
                  TOTAL CORPORATE NOTES AND BONDS .               89,713,381
                                                                ------------
                  (Cost $94,630,375)

 PAR VALUE                                                          VALUE
-----------                                                     ------------



MORTGAGE-BACKED SECURITIES - 16.72%

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.84%

$   221,656       6.50%, 03/15/13, Pool # 458165.............   $    213,136
     71,267       6.50%, 03/15/13, Pool # 463723.............         68,527
    235,019       6.50%, 04/15/13, Pool # 466013.............        225,985
    268,819       6.50%, 04/15/13, Pool # 473476.............        258,486
    293,101       6.50%, 05/15/13, Pool # 433742.............        281,834
    132,303       6.50%, 05/15/13, Pool # 476292.............        127,218
    324,735       6.50%, 10/15/13, Pool # 434017.............        312,048
  1,921,378       6.50%, 10/15/13, Pool # 471586.............      1,846,310
    119,476       6.50%, 10/15/13, Pool # 484576.............        114,808
  1,038,203       6.50%, 11/15/13, Pool # 454228.............        997,640
    753,005       6.50%, 11/15/13, Pool # 477529.............        723,585
  1,174,000       6.50%, 05/01/15, Pool # 4596...............      1,127,592
    838,170       6.75%, 07/20/22, Pool # 008022 (C).........        845,898
  1,304,374       7.00%, 11/15/22, Pool # 330551.............      1,261,225
    958,510       6.50%, 01/15/29, Pool # 482909.............        897,702
  3,215,165       7.00%, 01/15/29, Pool # 499333.............      3,091,574
  3,378,740       7.00%, 02/15/29, Pool # 486937.............      3,248,861
  1,935,956       6.50%, 03/15/29, Pool # 503051.............      1,813,139
     23,850       6.50%, 03/15/29, Pool # 464613.............         22,337
  1,913,857       6.50%, 04/15/29, Pool # 483349.............      1,792,442
  1,523,426       7.00%, 08/15/29, Pool # 509742.............      1,464,865
  1,392,802       7.50%, 09/15/29, Pool # 466158.............      1,369,723
  1,132,027       7.00%, 09/15/29, Pool # 510394.............      1,088,512
    400,171       7.00%, 09/15/29, Pool # 517865.............        384,789
    514,652       7.00%, 10/15/29, Pool # 510559.............        494,868
    226,270       7.00%, 02/15/30, Pool # 516433.............        217,572
  1,497,623       7.00%, 02/15/30, Pool # 528631.............      1,440,055
                                                                ------------
                                                                  25,730,731
                                                                ------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.56%

    616,184       6.50%, 05/01/06, Pool # 348137.............        607,040
  1,745,649       6.75%, 04/25/21, Pool # 0096-4.............      1,733,098
    805,039       8.00%, 02/01/30, Pool # 529898.............        803,775
  2,997,954       8.00%, 03/01/30, Pool # 533977.............      2,993,247
  2,399,760       8.50%, 04/01/30, Pool # 533999.............      2,432,757
  4,623,200       8.50%, 04/01/30, Pool # 535270.............      4,686,769
                                                                ------------
                                                                  13,256,686
                                                                ------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.15%

  3,000,000       6.00%, 04/15/22, Pool # 2118QC.............      2,775,930
  3,497,222       8.00%, 03/01/30, Pool # C00934.............      3,496,103
                                                                ------------
                                                                   6,272,033
                                                                ------------

                  STRUCTURED MORTGAGE PRODUCT - 1.17%

  1,011,485       Prudential Home Mortgage Securities
                  Series 1993-38, Class A-3, CMO
                  6.15%, 09/25/23   .........................        982,405
  2,523,862       Rural Housing Trust Series 1987-1,
                  Class 1-D, CMO
                  6.33%, 04/01/26   .........................      2,424,485
                                                                ------------
                                                                   3,406,890
                                                                ------------
                  TOTAL MORTGAGE-BACKED SECURITIES ..........     48,666,340
                                                                ------------
                  (Cost $49,932,523)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

HIGH QUALITY BOND FUND

APRIL 30, 2000 (UNAUDITED)



 PAR VALUE                                                          VALUE
-----------                                                     ------------


ASSET-BACKED SECURITIES - 6.76%

$ 2,050,000       American Express Credit Account Master
                  Trust Series 1999-1, Class A
                  5.60%, 11/15/06   .........................   $  1,925,073
    700,000       Chemical Master Credit Card Trust I
                  Series 1996-2, Class A
                  5.98%, 09/15/08   .........................        656,250
  6,000,000       Citibank Credit Card Master Trust I
                  Series 1998-6
                  5.85%, 04/10/03   .........................      5,938,080
  2,000,000       Discover Card Master Trust
                  Series 1999-3, Class A
                  6.24%, 09/15/04   .........................      2,000,000
  3,500,000       Ford Credit Auto Owner Trust
                  Series 1999-D, Class A5
                  6.52%, 09/15/03   .........................      3,440,920
  3,000,000       MBNA Master Credit Card Trust
                  Series 1998-J, Class A
                  5.25%, 02/15/06   .........................      2,811,540
  3,000,000       MBNA Master Credit Card Trust
                  Series 1999-M, Class A
                  6.60%, 04/16/07   .........................      2,914,785
                                                                ------------
                  TOTAL ASSET-BACKED SECURITIES .............     19,686,648
                                                                ------------
                  (Cost $20,014,362)

FOREIGN BONDS - 1.77%

1,500,000       Heinz (H.J.) Co.
                  5.75%, 02/03/03 (E)........................      1,433,550
  1,800,000       Province of Quebec
                  7.00%, 01/30/07 (F)........................      1,748,142
  2,200,000       Province of Quebec
                  5.75%, 02/15/09 (F)........................      1,955,250
                                                                ------------
                  TOTAL FOREIGN BONDS .......................      5,136,942
                                                                ------------
                  (Cost $5,290,635)

 PAR VALUE                                                          VALUE
-----------                                                     ------------

REPURCHASE AGREEMENT - 4.56%

$13,287,000       Repurchase Agreement with:
                  State Street Bank
                  5.71%, 05/01/00, dated 04/28/00
                  Repurchase Price $13,293,322
                  (Collateralized by U.S. Treasury Note
                  7.00%, Due 07/15/06;
                  Total Par $12,935,000
                  Market Value $13,553,215)..................   $ 13,287,000
                                                                ------------
                  TOTAL REPURCHASE AGREEMENT ................     13,287,000
                                                                ------------
                  (Cost $13,287,000)

TOTAL INVESTMENTS - 99.23%...................................    288,796,328
                                                                ------------
(Cost $299,051,956)

NET OTHER ASSETS AND LIABILITIES - 0.77%.....................      2,235,717
                                                                ------------
NET ASSETS - 100.00%.........................................   $291,032,045
                                                                ============

-----------------------------------------------

(A)        Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Floating rate note. Interest rate shown reflects rate in effect at April 30, 2000.
(D) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 2000, this security amounted to $1,685,250 or 0.58% of net assets.
(E)        Euro-Dollar Bond
(F)        U.S. Dollar-Denominated
CMO        Collateralized Mortgage Obligation
MTN        Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                                    INTERMEDIATE
                                                                   SHORT-TERM       GOVERNMENT        CORPORATE        HIGH QUALITY
                                                                    BOND FUND       INCOME FUND       BOND FUND         BOND FUND
                                                                  -------------    -------------    --------------    -------------
 ASSETS:
   Investments (Note 2):
     Investments at cost......................................... $  48,843,774    $ 289,041,010    $   87,139,226    $ 285,764,956
     Repurchase Agreements.......................................     1,217,000        3,770,000           714,000       13,287,000
     Net unrealized (depreciation) on investments................      (931,072)      (6,673,865)       (3,522,821)     (10,255,628)
                                                                  -------------    -------------    --------------    -------------
       Total investments at value................................    49,129,702      286,137,145        84,330,405      288,796,328
   Cash..........................................................        31,185               --             4,541           13,493
   Receivable for investments sold...............................       513,435           91,718                --        1,616,865
   Receivable for shares sold....................................       114,945           50,031            59,616          155,059
   Interest and dividends receivable.............................       592,548        3,087,728         1,245,591        4,374,703
   Other assets..................................................            --               --            42,526               --
                                                                  -------------    -------------    --------------    -------------
       Total Assets..............................................    50,381,815      289,366,622        85,682,679      294,956,448
                                                                  -------------    -------------    --------------    -------------

LIABILITIES:
   Dividends payable.............................................        86,250          915,959           225,821          521,389
   Payable for investments purchased.............................       514,717        1,011,992                --        2,923,076
   Payable for shares redeemed...................................        95,553          379,535           266,251          279,518
   Advisory fee payable (Note 3).................................        20,674          130,723            38,718          131,946
   Payable to Fleet affiliates (Note 3)..........................         6,356           11,723             5,714           30,136
   Payable to Administrator (Note 3).............................         6,910           27,578             7,395           24,616
   Trustees' fees and expenses payable (Note 3)..................         3,008           10,435             3,415            9,667
   Payable to Custodian..........................................             -           76,482                --               --
   Accrued expenses and other payables...........................         4,211           17,622            31,820            4,055
                                                                  -------------    -------------    --------------    -------------
       Total Liabilities.........................................       737,679        2,582,049           579,134        3,924,403
                                                                  -------------    -------------    --------------    -------------
NET ASSETS....................................................... $  49,644,136    $ 286,784,573    $   85,103,545      291,032,045
                                                                  =============    =============    ==============    =============

NET ASSETS CONSIST OF:
   Par value (Note 3)............................................ $       5,098    $      29,421    $        8,524    $      28,706
   Paid-in capital in excess of par value.......................     56,554,859      323,162,207        91,744,626      304,649,789
   Undistributed (overdistributed) net investment income (loss)              52               --                --              (24)
   Accumulated net realized (loss) on investments sold.... ......    (5,984,801)     (29,733,190)       (3,126,784)      (3,390,798)
   Unrealized (depreciation) of investments......................      (931,072)      (6,673,865)       (3,522,821)     (10,255,628)
                                                                  -------------    -------------    --------------    -------------
TOTAL NET ASSETS................................................. $  49,644,136    $ 286,784,573    $  85,103,545     $ 291,032,045
                                                                  =============    =============    ==============    =============

Retail A shares:
   Net Assets.................................................... $  19,851,376    $  49,318,900    $           --    $  37,081,817
   Shares of beneficial interest outstanding.....................     2,038,376        5,059,638                --        3,657,553
   NET ASSET VALUE and redemption price per share................ $        9.74    $        9.75    $           --    $       10.14
   Sales charge - 3.75% of offering price........................          0.38             0.38                --             0.40
                                                                  -------------    -------------    --------------    -------------
   Maximum offering price per share.............................. $       10.12    $       10.13    $           --    $       10.54
                                                                  =============    =============    ==============    =============

Retail B shares:
   Net Assets.................................................... $     842,833    $   1,342,260    $          N/A    $   5,816,925
   Shares of beneficial interest outstanding.....................        86,535          137,702               N/A          573,754
                                                                  -------------    -------------    --------------    -------------
   NET ASSET VALUE and offering price per share*................. $        9.74    $        9.75    $          N/A    $       10.14
                                                                  =============    =============    ==============    =============

Trust shares:
   Net Assets.................................................... $  28,949,927    $ 236,123,413    $   85,103,545    $ 247,868,339
   Shares of beneficial interest outstanding.....................     2,973,127       24,224,033         8,524,189       24,448,533
                                                                  -------------    -------------    --------------    -------------
   NET ASSET VALUE, offering and redemption price per share ..... $        9.74    $        9.75    $         9.98    $       10.14
                                                                  =============    =============    ==============    =============

Prime A shares:
   Net Assets.................................................... $          --    $          --    $          N/A    $      14,246
   Shares of beneficial interest outstanding.....................            --               --               N/A            1,405
   NET ASSET VALUE and redemption price per share................ $          --    $          --    $          N/A    $       10.14
   Sales charge - 4.75% of offering price........................            --               --               N/A             0.51
                                                                  -------------    -------------    --------------    -------------
   Maximum offering price per share.............................. $          --    $          --    $          N/A    $       10.65
                                                                  =============    =============    ==============    =============

Prime B shares:
   Net Assets.................................................... $          --    $          --    $          N/A    $     250,718
   Shares of beneficial interest outstanding.....................            --               --               N/A           24,730
                                                                  -------------    -------------    --------------    -------------
   NET ASSET VALUE and offering price per share*................. $          --    $          --    $          N/A    $       10.14
                                                                  =============    =============    ==============    =============

----------------------------------------------------------------

*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                                   INTERMEDIATE
                                                                   SHORT-TERM        GOVERNMENT       CORPORATE        HIGH QUALITY
                                                                    BOND FUND       INCOME FUND       BOND FUND         BOND FUND
                                                                  -------------    -------------    --------------    -------------
INVESTMENT INCOME:
   Interest (Note 2).................................             $   1,663,057    $   9,506,978    $   2,811,489     $   9,619,361
                                                                  -------------    -------------    --------------    -------------
     Total investment income.........................                 1,663,057        9,506,978         2,811,489        9,619,361
                                                                  -------------    -------------    --------------    -------------

EXPENSES:
   Investment advisory fee (Note 3)..................                   200,607        1,084,782           309,337        1,072,249
   Administration fee (Note 3).......................                    19,726          106,650            30,409          105,410
   Custodian fee.....................................                     9,650           17,575            12,791           24,346
   Fund accounting fee (Note 3)......................                    27,244           36,586            24,107           41,885
   Professional fees (Note 3)........................                     8,836           14,370             8,360           16,905
   Transfer agent fee (Note 3).......................                    11,411           54,876            23,921          189,064
   Shareholder services and 12b-1 fees (Note 3)......                    19,530           41,388                --           55,288
   Trustees' fees and expenses (Note 3)..............                       591            3,417               999            4,143
   Amortization of organization costs (Note 2).......                        --               --               448               --
   Reports to shareholders...........................                     4,945           13,539            13,076           16,552
   Miscellaneous.....................................                    14,801           17,704             6,810           36,972
                                                                  -------------    -------------    --------------    -------------
     Total expenses before reimbursement/waiver......                   317,341        1,390,887           430,258        1,562,814
                                                                  -------------    -------------    --------------    -------------
     Less: reimbursement/waiver (Note 4).............                   (57,235)        (290,699)          (82,490)        (288,545)
                                                                  -------------    -------------    --------------    -------------
     Total expenses net of reimbursement/waiver......                   260,106        1,100,188           347,768        1,274,269
                                                                  -------------    -------------    --------------    -------------
NET INVESTMENT INCOME................................                 1,402,951        8,406,790         2,463,721        8,345,092
                                                                  -------------    -------------    --------------    -------------

NET REALIZED AND UNREALIZED
   (LOSS) ON INVESTMENTS (Note 2):
   Net realized (loss) on investments sold...........                  (120,182)      (2,331,168)         (388,753)      (1,723,516)
   Net change in unrealized (depreciation)
     of investments..................................                  (366,801)        (506,586)       (1,198,204)      (1,009,217)
                                                                  -------------    -------------    --------------    -------------

NET REALIZED AND UNREALIZED (LOSS)
   ON INVESTMENTS....................................                  (486,983)      (2,837,754)       (1,586,957)      (2,732,733)
                                                                  -------------    -------------    --------------    -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.........................             $     915,968    $   5,569,036    $      876,764    $   5,612,359
                                                                  =============    =============    ==============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                          INTERMEDIATE GOVERNMENT
                                                                          SHORT-TERM BOND FUND                  INCOME FUND
                                                                       --------------------------       ---------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                          ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                                     APRIL 30, 2000   OCTOBER 31,     APRIL 30, 2000    OCTOBER 31,
                                                                       (UNAUDITED)       1999           (UNAUDITED)        1999
                                                                       -----------    -----------       ------------   ------------


NET ASSETS AT BEGINNING OF PERIOD...................................    $56,903,078    $68,224,850      $292,417,679   $306,627,909
                                                                       -----------    -----------       ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income............................................     1,402,951      3,035,700          8,406,790     16,672,797
   Net realized gain (loss) on investments sold.....................      (120,182)        51,351         (2,331,168)    (3,699,849)
   Net change in unrealized (depreciation) of investments...........      (366,801)    (1,554,809)          (506,586)   (15,849,529)
                                                                       -----------    -----------       ------------   ------------
     Net increase (decrease) in net assets resulting from operations       915,968      1,532,242          5,569,036     (2,876,581)
                                                                       -----------    -----------       ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income..........................................      (646,618)    (1,268,353)        (1,551,079)    (3,300,117)
                                                                       -----------    -----------       ------------   ------------

   RETAIL B SHARES:
     Net investment income..........................................       (24,786)       (35,835)           (31,339)       (27,129)
                                                                       -----------    -----------       ------------   ------------

   TRUST SHARES:
     Net investment income..........................................      (933,256)    (1,693,636)        (7,243,030)   (13,345,551)
                                                                       -----------    -----------       ------------   ------------

   Total Dividends to shareholders..................................    (1,604,660)    (2,997,824)        (8,825,448)   (16,672,797)
                                                                       -----------    -----------       ------------   ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1).................    (6,570,250)    (9,856,190)        (2,376,694)     5,339,148
                                                                       -----------    -----------       ------------   ------------
   Net (decrease) in net assets.....................................    (7,258,942)   (11,321,772)        (5,633,106)   (14,210,230)
                                                                       -----------    -----------       ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)......................   $49,644,136    $56,903,078       $286,784,573   $292,417,679
                                                                       ===========    ===========       ============   ============

(A) Undistributed net investment income.............................   $        52    $   201,761       $         --   $    418,658
                                                                       ===========    ===========       ============   ============


-------------------------------------------------------

(1)  For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 28.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS



                                                                           CORPORATE BOND FUND            HIGH QUALITY BOND FUND
                                                                       --------------------------       ---------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                          ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                                     APRIL 30, 2000   OCTOBER 31,     APRIL 30, 2000    OCTOBER 31,
                                                                       (UNAUDITED)       1999           (UNAUDITED)        1999
                                                                       -----------    -----------       ------------   ------------


NET ASSETS AT BEGINNING OF PERIOD...................................   $79,382,000    $83,564,654       $287,566,327   $268,441,362
                                                                       -----------    -----------       ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income............................................     2,463,721      4,640,572          8,345,092     15,219,378
   Net realized (loss) on investments sold..........................      (388,753)      (559,771)        (1,723,516)    (1,517,657)
   Net change in unrealized (depreciation) of investments...........    (1,198,204)    (4,858,917)        (1,009,217)   (21,199,859)
                                                                       -----------    -----------       ------------   ------------
     Net increase (decrease) in net assets resulting from operations       876,764       (778,116)         5,612,359     (7,498,138)
                                                                       -----------    -----------       ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income..........................................            --             --         (1,160,392)    (2,585,461)
     Net realized gain on investments...............................            --             --                 --       (406,430)
                                                                       -----------    -----------       ------------   ------------
       Total Dividends..............................................            --             --         (1,160,392)    (2,991,891)
                                                                       -----------    -----------       ------------   ------------

   RETAIL B SHARES:
     Net investment income..........................................           N/A            N/A           (162,758)      (313,178)
     Net realized gain on investments...............................           N/A            N/A                 --        (48,125)
                                                                       -----------    -----------       ------------   ------------
       Total Dividends..............................................           N/A            N/A           (162,758)      (361,303)
                                                                       -----------    -----------       ------------   ------------

   TRUST SHARES:
     Net investment income..........................................    (2,724,104)    (4,640,572)        (7,294,617)   (12,365,223)
     Net realized gain on investments...............................            --             --                 --     (1,827,182)
                                                                       -----------    -----------       ------------   ------------
       Total Dividends..............................................    (2,724,104)    (4,640,572)        (7,294,617)   (14,192,405)
                                                                       -----------    -----------       ------------   ------------

   PRIME A SHARES:
     Net investment income..........................................           N/A            N/A               (521)        (1,308)
     Net realized gain on investments...............................           N/A            N/A                 --           (411)
                                                                       -----------    -----------       ------------   ------------
       Total Dividends..............................................           N/A            N/A               (521)        (1,719)
                                                                       -----------    -----------       ------------   ------------

   PRIME B SHARES:
     Net investment income..........................................           N/A            N/A             (7,297)       (10,096)
     Net realized gain on investments...............................           N/A            N/A                 --           (494)
                                                                       -----------    -----------       ------------   ------------
       Total Dividends..............................................           N/A            N/A             (7,297)       (10,590)
                                                                       -----------    -----------       ------------   ------------

   Total Dividends to shareholders..................................    (2,724,104)    (4,640,572)        (8,625,585)   (17,557,908)
                                                                       -----------    -----------       ------------   ------------

NET INCREASE FROM SHARE TRANSACTIONS (1)............................     7,568,885      1,236,034          6,478,944     44,181,011
                                                                       -----------    -----------       ------------   ------------
   Net increase (decrease) in net assets............................     5,721,545     (4,182,654)        3,465,718      19,124,965
                                                                       -----------    -----------       ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).......................  $85,103,545    $79,382,000       $291,032,045   $287,566,327
                                                                       ===========    ===========       ============   ============

(A) Undistributed (overdistributed) net investment income (loss)       $        --    $   260,383       $        (24)  $    280,469
                                                                       ===========    ===========       ============   ============

--------------------------------------------------------

(1)  For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 29.


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -
CAPITAL STOCK ACTIVITY


                                                                                                           INTERMEDIATE GOVERNMENT
                                                                           SHORT-TERM BOND FUND                   BOND FUND
                                                                       --------------------------       ---------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                          ENDED       YEAR ENDED           ENDED        YEAR ENDED
                                                                     APRIL 30, 2000   OCTOBER 31,     APRIL 30, 2000    OCTOBER 31,
                                                                       (UNAUDITED)       1999           (UNAUDITED)        1999
                                                                       -----------    -----------       ------------   ------------


DOLLAR AMOUNTS
RETAIL A SHARES:
Sold .........................................................         $10,691,422    $26,400,028       $  1,912,285   $ 10,176,855
Issued to shareholders in reinvestment of dividends...........             535,725      1,090,190          1,221,067      2,559,568
Repurchased...................................................         (15,741,534)   (31,264,721)        (9,658,464)   (19,108,917)
                                                                       -----------    -----------       ------------   ------------
  Net (decrease) in shares outstanding........................         $(4,514,387)   $(3,774,503)      $ (6,525,112)  $ (6,372,494)
                                                                       ===========    ===========       ============   ============

RETAIL B SHARES:
Sold .........................................................         $   370,087    $   314,056       $    442,020   $  1,457,973
Issued to shareholders in reinvestment of dividends...........              20,417         29,447             28,831         22,337
Repurchased...................................................            (347,022)      (596,974)          (201,897)      (362,484)
                                                                       -----------    -----------       ------------   ------------
  Net increase (decrease) in shares outstanding...............         $    43,482    $  (253,471)      $    268,954   $  1,117,826
                                                                       ===========    ===========       ============   ============

TRUST SHARES:
Sold .........................................................         $ 2,745,505    $ 5,131,414       $ 25,897,050   $ 43,486,208
Issued to shareholders in reinvestment of dividends...........             429,074        765,143          1,886,680      3,528,720
Repurchased...................................................          (5,273,924)   (11,724,773)       (23,904,266)   (36,421,112)
                                                                       -----------    -----------       ------------   ------------
  Net increase (decrease) in shares outstanding...............         $(2,099,345)   $(5,828,216)      $  3,879,464   $ 10,593,816
                                                                       ===========    ===========       ============   ============

SHARE ACTIVITY
RETAIL A SHARES:
Sold .........................................................           1,091,309      2,649,070            196,652        991,566
Issued to shareholders in reinvestment of dividends...........              54,850        111,011            125,424        254,097
Repurchased...................................................          (1,607,013)    (3,137,758)          (990,793)    (1,884,668)
                                                                       -----------    -----------       ------------   ------------
  Net (decrease) in shares outstanding........................            (460,854)      (377,677)          (668,717)      (639,005)
                                                                       ===========    ===========       ============   ============

RETAIL B SHARES:
Sold .........................................................              37,596         31,480             45,371        143,750
Issued to shareholders in reinvestment of dividends...........               2,090          2,980              2,956          2,260
Repurchased...................................................             (35,506)       (59,672)           (20,727)       (35,908)
                                                                       -----------    -----------       ------------   ------------
  Net increase (decrease) in shares outstanding...............               4,180        (25,212)            27,600        110,102
                                                                       ===========    ===========       ============   ============

TRUST SHARES:
Sold .........................................................             281,040        513,395          2,651,991      4,284,192
Issued to shareholders in reinvestment of dividends...........              43,937         77,948            193,803        349,318
Repurchased...................................................            (539,622)    (1,172,148)        (2,455,559)    (3,631,847)
                                                                       -----------    -----------       ------------   ------------
  Net increase (decrease) in shares outstanding...............            (214,645)      (580,805)           390,235      1,001,663
                                                                       ===========    ===========       ============   ============



                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY



                                                                    CORPORATE BOND FUND            HIGH QUALITY BOND FUND
                                                                --------------------------       --------------------------
                                                                 SIX MONTHS                       SIX MONTHS
                                                                    ENDED       YEAR ENDED           ENDED       YEAR ENDED
                                                               APRIL 30, 2000   OCTOBER 31,     APRIL 30, 2000   OCTOBER 31,
                                                                 (UNAUDITED)       1999           (UNAUDITED)       1999
                                                                -----------    -----------       -----------    -----------
DOLLAR AMOUNTS
RETAIL A SHARES:
Sold .........................................................  $        --    $        --       $ 3,160,843    $21,457,219
Issued to shareholders in reinvestment of dividends...........           --             --         1,031,724      2,682,994
Repurchased...................................................           --             --        (9,554,718)   (22,644,891)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............  $        --    $        --       $(5,362,151)   $ 1,495,322
                                                                ===========    ===========       ===========    ===========

RETAIL B SHARES:
Sold .........................................................  $       N/A            N/A       $   592,356    $ 3,562,927
Issued to shareholders in reinvestment of dividends...........          N/A            N/A           119,587        282,560
Repurchased...................................................          N/A            N/A        (1,377,107)    (2,119,922)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............          N/A            N/A       $  (665,164)   $ 1,725,565
                                                                ===========    ===========       ===========    ===========

TRUST SHARES:
Sold .........................................................  $17,341,121    $16,506,253       $40,209,576    $80,582,877
Issued to shareholders in reinvestment of dividends...........    1,307,873      2,407,438         4,439,592      9,324,509
Repurchased...................................................  (11,080,109)   (17,677,657)      (32,072,709)   (49,305,977)
                                                                -----------    -----------       -----------    -----------
   Net increase in shares outstanding.........................  $ 7,568,889    $ 1,236,034       $12,576,459    $40,601,409
                                                                ===========    ===========       ===========    ===========

PRIME A SHARES:
Sold .........................................................          N/A            N/A       $     4,727    $    52,116
Issued to shareholders in reinvestment of dividends...........          N/A            N/A               171             70
Repurchased...................................................          N/A            N/A            (6,579)       (33,508)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............          N/A            N/A       $    (1,681)   $    18,678
                                                                ===========    ===========       ===========    ===========

PRIME B SHARES:
Sold .........................................................          N/A            N/A       $     8,763    $   359,496
Issued to shareholders in reinvestment of dividends...........          N/A            N/A             6,686          9,403
Repurchased...................................................          N/A            N/A           (83,968)       (28,862)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............          N/A            N/A       $   (68,519)   $   340,037
                                                                ===========    ===========       ===========    ===========

SHARE ACTIVITY
RETAIL A SHARES:
Sold .........................................................           --             --           312,859      1,977,732
Issued to shareholders in reinvestment of dividends...........           --             --           102,019        251,778
Repurchased...................................................           --             --          (944,463)    (2,138,328)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............           --             --          (529,585)        91,182
                                                                ===========    ===========       ===========    ===========

RETAIL B SHARES:
Sold .........................................................          N/A            N/A            58,580        329,766
Issued to shareholders in reinvestment of dividends...........          N/A            N/A            11,826         26,426
Repurchased...................................................          N/A            N/A          (135,901)      (200,809)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............          N/A            N/A           (65,495)       155,383
                                                                ===========    ===========       ===========    ===========

TRUST SHARES:
Sold .........................................................    1,727,582      1,552,757         3,976,707      7,573,939
Issued to shareholders in reinvestment of dividends...........      130,374        225,160           439,011        881,636
Repurchased...................................................   (1,103,577)    (1,674,792)       (3,170,937)    (4,636,948)
                                                                -----------    -----------       -----------    -----------
   Net increase in shares outstanding.........................      754,379        103,125         1,244,781      3,818,627
                                                                ===========    ===========       ===========    ===========

PRIME A SHARES:
Sold .........................................................          N/A            N/A               466          4,700
Issued to shareholders in reinvestment of dividends...........          N/A            N/A                17              6
Repurchased...................................................          N/A            N/A              (647)        (3,137)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............          N/A            N/A              (164)         1,569
                                                                ===========    ===========       ===========    ===========

PRIME B SHARES:
Sold .........................................................          N/A            N/A               870         33,422
Issued to shareholders in reinvestment of dividends...........          N/A            N/A               661            897
Repurchased...................................................          N/A            N/A            (8,310)        (2,810)
                                                                -----------    -----------       -----------    -----------
   Net increase (decrease) in shares outstanding..............          N/A            N/A            (6,779)        31,509
                                                                ===========    ===========       ===========    ===========

                               SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------

 Net Asset Value, Beginning of Period ...................... $    9.86    $   10.10   $   10.01   $    9.99   $   10.06   $    9.73
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Income from Investment Operations:
   Net investment income (A) ...............................      0.25         0.49        0.51        0.53        0.52        0.55
   Net realized and unrealized gain (loss) on investments ..     (0.08)       (0.25)       0.11        0.02       (0.07)       0.33
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total from Investment Operations ......................      0.17         0.24        0.62        0.55        0.45        0.88
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Less Dividends:
   Dividends from net investment income ....................     (0.29)       (0.48)      (0.53)      (0.53)      (0.52)      (0.55)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends .......................................     (0.29)       (0.48)      (0.53)      (0.53)      (0.52)      (0.55)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Net increase (decrease) in net asset value ................     (0.12)       (0.24)       0.09        0.02       (0.07)       0.33
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Net Asset Value, End of Period ............................ $    9.74    $    9.86   $   10.10   $   10.01   $    9.99   $   10.06
                                                             =========    =========   =========   =========   =========   =========

 Total Return(2) ...........................................      1.71%**      2.43%       6.42%       5.64%       4.63%       9.28%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ......................... $  19,851    $  24,653   $  29,067   $  27,961   $  33,388   $  31,542
 Ratios to average net assets:
     Net investment income including
       reimbursement/waiver ................................      5.12%*       4.86%       5.07%       5.29%       5.22%       5.54%
     Operating expenses including reimbursement/waiver .....      1.09%*       1.10%       1.11%       1.00%       1.11%       0.99%
     Operating expenses excluding reimbursement/waiver .....      1.31%*       1.30%       1.31%       1.21%       1.35%       1.32%
 Portfolio Turnover Rate ...................................        36%**       151%        133%        173%        214%        289%



                                                           TRUST SHARES
                                                         SIX MONTHS ENDED              YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)      1999        1998        1997       1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Net Asset Value, Beginning of Period ...................... $    9.86    $   10.10   $   10.01   $    9.99   $   10.06   $    9.73
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Income from Investment Operations:
   Net investment income (A) ...............................      0.26         0.51        0.54        0.54        0.55        0.57
   Net realized and unrealized gain (loss) on investments ..     (0.08)       (0.25)       0.11        0.02       (0.07)       0.33
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total from Investment Operations ......................      0.18         0.26        0.65        0.56        0.48        0.90
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Less Dividends:
   Dividends from net investment income ....................     (0.30)       (0.50)      (0.56)      (0.54)      (0.55)      (0.57)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends .......................................     (0.30)       (0.50)      (0.56)      (0.54)      (0.55)      (0.57)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Net increase (decrease) in net asset value ................     (0.12)       (0.24)       0.09        0.02       (0.07)       0.33
                                                             ---------    ---------   ---------   ---------   ---------   ---------
 Net Asset Value, End of Period ............................ $    9.74    $    9.86   $   10.10   $   10.01   $    9.99   $   10.06
                                                             =========    =========   =========   =========   =========   =========

 Total Return(2) ...........................................      1.83%**      2.67%       6.68%       5.77%       4.91%       9.55%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ......................... $  28,950    $  31,438   $  38,071   $  49,837   $  58,227   $  35,088
 Ratios to average net assets:
     Net investment income including
       reimbursement/waiver ................................      5.35%*       5.10%       5.33%       5.43%       5.49%       5.79%
     Operating expenses including reimbursement/waiver .....      0.86%*       0.86%       0.85%       0.86%       0.84%       0.74%
     Operating expenses excluding reimbursement/waiver .....      1.07%*       1.06%       1.05%       1.07%       1.08%       1.02%
 Portfolio Turnover Rate ...................................        36%**       151%        133%        173%       214%         289%



                                                         RETAIL B SHARES
                                                         SIX MONTHS ENDED       YEARS ENDED OCTOBER 31,     PERIOD ENDED
                                                          APRIL 30, 2000  ---------------------------------  OCTOBER 31,
                                                            (UNAUDITED)      1999        1998        1997      1996(1)
                                                             ---------    ---------   ---------   ---------   ---------
 Net Asset Value, Beginning of Period ...................... $    9.86    $   10.10   $   10.01   $    9.99   $   10.09
                                                             ---------    ---------   ---------   ---------   ---------
 Income from Investment Operations:
   Net investment income (A) ...............................      0.21         0.42        0.45        0.46        0.31
   Net realized and unrealized gain (loss) on investments ..     (0.08)       (0.25)       0.11        0.03       (0.10)
                                                             ---------    ---------   ---------   ---------   ---------
     Total from Investment Operations ......................      0.13         0.17        0.56        0.49        0.21
                                                             ---------    ---------   ---------   ---------   ---------
 Less Dividends:
   Dividends from net investment income ....................     (0.25)       (0.41)      (0.47)      (0.47)      (0.31)
                                                             ---------    ---------   ---------   ---------   ---------
     Total Dividends .......................................     (0.25)       (0.41)      (0.47)      (0.47)      (0.31)
                                                             ---------    ---------   ---------   ---------   ---------
 Net increase (decrease) in net asset value ................     (0.12)       (0.24)       0.09        0.02       (0.10)
                                                             ---------    ---------   ---------   ---------   ---------
 Net Asset Value, End of Period ............................ $    9.74    $    9.86   $   10.10   $    10.01  $    9.99
                                                             =========    =========   =========   =========   =========

 Total Return(2) ...........................................      1.35%**      1.71%       5.73%       4.99%       2.12%**

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ......................... $     843    $     812   $   1,087   $     905   $     260
 Ratios to average net assets:
     Net investment income including
       reimbursement/waiver ................................      4.42%*       4.17%       4.40%       4.56%       4.73%*
     Operating expenses including reimbursement/waiver .....      1.79%*       1.79%       1.78%       1.75%       1.77%*
     Operating expenses excluding reimbursement/waiver .....      2.04%*       2.08%       1.99%       2.01%       1.98%*
 Portfolio Turnover Rate ...................................        36%**       151%        133%        173%        214%**

----------------------------------------------------------------------


  *    Annualized

  **   Not Annualized

  (1)  The Fund began offering Retail B Shares on March 4, 1996.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.24, $0.47, $0.49, $0.51, $0.50 and $0.52, respectively.  Net investment income per share before  reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were $0.25  $0.49,  $0.52,  $0.52,  $0.53,  and $0.54, respectively.  Net  investment  income  per  share  before  reimbursement/waiver  of fees by the  Investment  Advisor  and/or
       Administrator for Retail B Shares for the six months ended April 30, 2000 (unaudited), the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.20, $0.39, $0.42, $0.44 and $0.29, respectively.





                        See Notes to Financial Statements
                                      30-31

INTERMEDIATE GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES

                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------

Net Asset Value, Beginning of Period ....................... $    9.86    $   10.50   $   10.18   $   10.06   $   10.28   $    9.68
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ...............................      0.28         0.54        0.57        0.59        0.57        0.61
   Net realized and unrealized gain (loss) on investments ..     (0.10)       (0.65)       0.34        0.12       (0.22)       0.60
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total from Investment Operations ......................      0.18        (0.11)       0.91        0.71        0.35        1.21
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.29)       (0.53)      (0.59)      (0.59)      (0.57)      (0.61)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends .......................................     (0.29)       (0.53)      (0.59)      (0.59)      (0.57)      (0.61)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................     (0.11)       (0.64)       0.32        0.12       (0.22)       0.60
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $    9.75    $    9.86   $   10.50   $   10.18   $   10.06   $   10.28
                                                             =========    =========   =========   =========   =========   =========

Total Return(2) ............................................      1.94%**    (1.11)%       9.22%       7.33%       3.58%      12.85%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  49,319    $  56,454   $  66,865   $  65,626   $  79,741   $  79,558
Ratios to average net assets:
   Net investment income including reimbursement/waiver ....      5.61%*       5.28%       5.49%       5.90%       5.69%       6.10%
   Operating expenses including reimbursement/waiver .......      0.95%*       0.97%       1.01%       1.02%       1.04%       1.02%
   Operating expenses excluding reimbursement/waiver .......      1.15%*       1.17%       1.21%       1.22%       1.24%       1.26%
Portfolio Turnover Rate ....................................        52%**       184%        205%        128%        235%        145%




                                                           TRUST SHARES
                                                         SIX MONTHS ENDED              YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)      1999        1998        1997       1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------

Net Asset Value, Beginning of Period ....................... $    9.85    $   10.50   $   10.18   $   10.06   $   10.28   $    9.68
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ...............................      0.29         0.56        0.59        0.62        0.60        0.64
   Net realized and unrealized gain (loss) on investments ..     (0.09)       (0.65)       0.35        0.12       (0.22)       0.60
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total from Investment Operations ......................      0.20        (0.09)       0.94        0.74        0.38        1.24
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.30)       (0.56)      (0.62)      (0.62)      (0.60)      (0.64)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends .......................................     (0.30)       (0.56)      (0.62)      (0.62)      (0.60)      (0.64)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................     (0.10)       (0.65)       0.32        0.12        (0.22)      0.60
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $    9.75    $    9.85   $   10.50   $   10.18   $   10.06   $   10.28
                                                             =========    =========   =========   =========   =========   =========

Total Return(2) ............................................      2.06%**    (0.86)%       9.52%       7.63%       3.88%      13.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $ 236,123    $ 234,880   $ 239,763   $ 209,215   $ 213,750   $ 186,037
Ratios to average net assets:
   Net investment income including reimbursement/waiver ....      5.85%*       5.53%       5.77%       6.19%       5.98%       6.39%
   Operating expenses including reimbursement/waiver .......      0.71%*       0.72%       0.73%       0.74%       0.75%       0.73%
   Operating expenses excluding reimbursement/waiver .......      0.91%*       0.92%       0.93%       0.94%       0.95%       0.94%
Portfolio Turnover Rate ....................................        52%**       184%        205%        128%        235%        145%




                                                                   RETAIL B SHARES
                                                                   SIX MONTHS ENDED  YEAR ENDED
                                                                    APRIL 30, 2000   OCTOBER 31,

                                                                      (UNAUDITED)      1999(1)
                                                                      -----------    -----------
Net Asset Value, Beginning of Period ..............................   $      9.85    $     10.50
                                                                      -----------    -----------
Income from Investment Operations:
   Net investment income (A) ......................................          0.24           0.47
   Net realized and unrealized gain (loss) on investments .........         (0.09)         (0.66)
                                                                      -----------    -----------
     Total from Investment Operations .............................          0.15          (0.19)
                                                                      -----------    -----------
Less Dividends:
   Dividends from net investment income ...........................         (0.25)         (0.46)
                                                                      -----------    -----------
     Total Dividends ..............................................         (0.25)         (0.46)
                                                                      -----------    -----------
Net increase (decrease) in net asset value ........................         (0.10)         (0.65)
                                                                      -----------    -----------
Net Asset Value, End of Period ....................................   $      9.75    $      9.85
                                                                      ===========    ===========

Total Return(2) ...................................................          1.57%**       (1.78)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .................................   $     1,342    $     1,084
Ratios to average net assets:
   Net investment income including reimbursement/waiver ...........          4.89%*         4.61%
   Operating expenses including reimbursement/waiver ..............          1.67%*         1.64%
   Operating expenses excluding reimbursement/waiver ..............          2.10%*         2.14%
Portfolio Turnover Rate ...........................................            52%**         184%

----------------------------------------------------------------------


  *    Annualized

  **   Not Annualized

  (1)  The Fund began offering Retail B Shares on November 1, 1998.

  (2)  Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.27, $0.52, $0.55, $0.57, $0.55 and $0.58, respectively.  Net investment income per share before  reimbursement/waiver of fees by the Investment  Advisor and/or  Administrator for Trust Shares for the six months ended April 30, 2000 (unaudited)
       and the years  ended  October  31,  1999,  1998,  1997,  1996 and 1995 were  $0.28,  $0.54,  $0.57,  $0.60,  $0.58 and $0.62, respectively.  Net  investment  income  per  share  before  reimbursement/waiver  of fees by the  Investment  Advisor  and/or
       Administrator  for Retail B Shares for the period ended April 30, 2000  (unaudited)  and the year ended October 31, 1999 were
       $0.22 and $0.42., respectively.




                        See Notes to Financial Statements
                                      32-33

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

TRUST SHARES

                                                       SIX MONTHS ENDED            YEARS ENDED OCTOBER 31,             PERIOD ENDED
                                                        APRIL 30, 2000  ---------------------------------------------   OCTOBER 31
                                                          (UNAUDITED)     1999        1998         1997        1996      1995(1)
                                                           ---------    ---------   ---------   ---------   ---------   ---------

Net Asset Value, Beginning of Period ..................... $  10.22     $   10.90   $   10.63   $   10.53   $   10.74     $10.00
                                                           ---------    ---------   ---------   ---------   ---------   ---------
 Income from Investment Operations:
   Net investment income (A) .............................      0.30         0.59        0.62        0.66        0.64        0.61
   Net realized and unrealized gain (loss) on investments      (0.21)       (0.68)       0.30        0.11       (0.13)       0.74
                                                           ---------    ---------   ---------   ---------   ---------   ---------
     Total from Investment Operations ....................      0.09        (0.09)       0.92        0.77        0.51        1.35
                                                           ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ..................     (0.33)       (0.59)      (0.65)      (0.66)      (0.64)      (0.61)
   Dividends from net realized capital gains .............        --           --          --       (0.01)      (0.08)         --
                                                           ---------    ---------   ---------   ---------   ---------   ---------
     Total Dividends .....................................     (0.33)       (0.59)      (0.65)      (0.67)      (0.72)      (0.61)
                                                           ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value ...............     (0.24)       (0.68)       0.27        0.10       (0.21)       0.74
                                                           ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........................... $    9.98    $   10.22   $   10.90   $   10.63   $   10.53   $   10.74
                                                           =========    =========   =========   =========   =========   =========

Total Return .............................................      0.92%**     (0.82)%      8.96%       7.56%       5.00%     13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................ $  85,104    $  79,382   $  83,565   $  91,728   $ 107,728   $  37,391
Ratios to average net assets:
   Net investment income including reimbursement/waiver ..      5.96%*       5.62%       5.80%       6.27%       6.13%       6.61%*
   Operating expenses including reimbursement/waiver .....      0.84%*       0.85%       0.82%       0.80%       0.85%       1.06%*
   Operating expenses excluding reimbursement/waiver .....      1.04%*       1.05%       1.02%       1.00%       1.05%       1.26%*
Portfolio Turnover Rate ..................................        50%**       206%        155%         37%         84%         41%**

--------------------------------------------------------------------


  *    Annualized

  **   Not Annualized

  (1)  The Fund commenced operations on December 12, 1994.

  (A)  Net investment income per share before  reimbursement/waiver  of fees by the Investment Advisor and/or  Administrator for the six months  ended April 30, 2000  (unaudited),  the years ended  October 31, 1999,  1998,  1997 and 1996 and the period ended
       October 31, 1995 were $0.29, $0.57, $0.60, $0.64, $0.62 and $0.57, respectively.


                        See Notes to Financial Statements

HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 RETAIL A SHARES


                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period ....................... $   10.25    $   11.20   $   10.70   $   10.47   $   10.63   $    9.54
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ...............................      0.29         0.57        0.58        0.60        0.59        0.62
   Net realized and unrealized gain (loss) on investments ..     (0.10)       (0.86)       0.50        0.23       (0.16)       1.09
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations ....................      0.19        (0.29)       1.08        0.83        0.43        1.71
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ....................     (0.30)       (0.57)      (0.58)      (0.60)      (0.59)      (0.62)
   Dividends from net realized capital gains ...............        --        (0.09)         --          --          --          --
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total Dividends .....................................     (0.30)       (0.66)      (0.58)      (0.60)      (0.59)      (0.62)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value .................     (0.11)       (0.95)       0.50        0.23       (0.16)       1.09
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................. $   10.14    $   10.25   $   11.20   $   10.70   $   10.47   $   10.63
                                                             =========    =========   =========   =========   =========   =========

Total Return(1) ............................................      1.88%**    (2.66)%      10.35%       8.22%       4.24%      18.46%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................... $  37,082    $  42,906   $  45,879   $  27,950   $  30,984   $  30,093
Ratios to average net assets:
   Net investment income including reimbursement/waiver ....      5.70%*       5.32%       5.30%       5.73%       5.66%       6.16%
   Operating expenses including reimbursement/waiver .......      1.02%*       0.99%       1.00%       1.01%       1.07%       1.02%
   Operating expenses excluding reimbursement/waiver .......      1.22%*       1.20%       1.20%       1.21%       1.28%       1.26%
Portfolio Turnover Rate.....................................        51%**       226%        253%        182%        163%        110%

----------------------------------------------------------------------


  *    Annualized

  **   Not Annualized

  (1)  Calculation does not include the effect of any sales charge for Retail A Shares.

  (A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
       A Shares for the six months ended April 30, 2000 (unaudited) and the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.28, $0.55, $0.56, $0.58, $0.57 and $0.59, respectively.

                        See Notes to Financial Statements

HIGH QUALITY BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 TRUST SHARES

                                                         SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                          APRIL 30, 2000  ---------------------------------------------------------
                                                            (UNAUDITED)     1999        1998         1997        1996        1995
                                                             ---------    ---------   ---------   ---------   ---------   ---------

Net Asset Value, Beginning of Period.......................  $   10.25    $   11.20   $   10.70   $   10.47   $   10.63   $    9.54
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ..............................       0.30         0.58        0.59        0.61        0.62        0.64
   Net realized and unrealized gain (loss) on investments..      (0.10)       (0.86)       0.50        0.23       (0.16)       1.09
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total from Investment Operations ...................       0.20        (0.28)       1.09        0.84        0.46        1.73
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ...................      (0.31)       (0.58)      (0.59)      (0.61)      (0.62)      (0.64)
   Dividends from net realized capital gains ..............         --        (0.09)         --          --          --          --
                                                             ---------    ---------   ---------   ---------   ---------   ---------
       Total Dividends ....................................      (0.31)       (0.67)      (0.59)      (0.61)      (0.62)      (0.64)
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value ................      (0.11)       (0.95)       0.50        0.23       (0.16)       1.09
                                                             ---------    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ............................  $   10.14    $   10.25   $   11.20   $   10.70   $   10.47   $   10.63
                                                             =========    =========   =========   =========   =========   =========

Total Return(2) ...........................................       1.96%**     (2.52)%     10.50%       8.36%       4.46%      18.66%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $ 247,868    $ 237,772   $ 217,143   $ 182,398   $ 149,075   $ 134,631
Ratios to average net assets:
   Net investment income including reimbursement/waiver ...       5.87%*       5.46%       5.43%       5.88%       5.88%       6.33%
   Operating expenses including reimbursement/waiver ......       0.85%*       0.84%       0.87%       0.87%       0.85%       0.85%
   Operating expenses excluding reimbursement/waiver ......       1.05%*       1.04%       1.07%       1.09%       1.06%       1.07%
Portfolio Turnover Rate ...................................         51%**       226%        253%        182%        163%        110%




                                                          RETAIL B SHARES
                                                         SIX MONTHS ENDED       YEARS ENDED OCTOBER 31,      PERIOD ENDED
                                                          APRIL 30, 2000  ---------------------------------   OCTOBER 31,
                                                            (UNAUDITED)      1999        1998        1997       1996(1)
                                                         ---------------- ---------   ---------   ---------  ------------
Net Asset Value, Beginning of Period.......................  $   10.25    $   11.20   $   10.70   $   10.47   $   10.72
                                                             ---------    ---------   ---------   ---------   ---------
Income from Investment Operations:
   Net investment income (A) ..............................       0.26         0.50        0.51        0.53        0.36
 Net realized and unrealized gain (loss) on investments....      (0.10)       (0.86)       0.51        0.24       (0.25)
                                                             ---------    ---------   ---------   ---------   ---------
       Total from Investment Operations ...................       0.16        (0.36)       1.02        0.77        0.11
                                                             ---------    ---------   ---------   ---------   ---------
Less Dividends:
   Dividends from net investment income ...................      (0.27)       (0.50)      (0.52)      (0.54)      (0.36)
   Dividends from net realized capital gains ..............         --        (0.09)         --          --          --
                                                             ---------    ---------   ---------   ---------   ---------
       Total Dividends ....................................      (0.27)       (0.59)      (0.52)      (0.54)      (0.36)
                                                             ---------    ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value ................      (0.11)       (0.95)       0.50        0.23       (0.25)
                                                             ---------    ---------   ---------   ---------   ---------

Net Asset Value, End of Period ............................  $   10.14    $   10.25   $   11.20   $   10.70   $   10.47
                                                             =========    =========   =========   =========   =========
Total Return(2) ...........................................       1.56%**     (3.25)%      9.73%       7.59%       1.14%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $   5,817    $   6,550   $   5,420   $   1,998   $     646
Ratios to average net assets:
   Net investment income including reimbursement/waiver ...       5.07%*       4.72%       4.69%       5.07%       5.34%*
   Operating expenses including reimbursement/waiver ......       1.65%*       1.59%       1.61%       1.69%       1.60%*
   Operating expenses excluding reimbursement/waiver ......       1.92%*       1.88%       1.81%       1.95%       1.81%*
Portfolio Turnover Rate ...................................         51%**       226%        253%        182%        163%




                                                                    PRIME A SHARES                PRIME B SHARES
                                                                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                                                    APRIL 30, 2000   OCTOBER 31,  APRIL 30. 2000   OCTOBER 31,

                                                                      (UNAUDITED)       1999(1)     (UNAUDITED)       1999(1)
                                                                   ----------------  ----------  ----------------  -----------
 Net Asset Value, Beginning of Period.......................        $      10.25   $      11.20   $      10.24   $      11.20
                                                                    ------------   ------------   ------------   ------------
 Income from Investment Operations:
    Net investment income (A) ..............................                0.29           0.60           0.25           0.49
  Net realized and unrealized gain (loss) on investments....               (0.10)         (0.89)         (0.09)         (0.87)
                                                                    ------------   ------------   ------------   ------------
        Total from Investment Operations ...................                0.19          (0.29)          0.16          (0.38)
                                                                    ------------   ------------   ------------   ------------
 Less Dividends:
    Dividends from net investment income ...................               (0.30)         (0.57)         (0.26)         (0.49)
    Dividends from net realized capital gains ..............                  --          (0.09)            --          (0.09)
                                                                    ------------   ------------   ------------   ------------
        Total Dividends ....................................               (0.30)         (0.66)         (0.26)         (0.58)
                                                                    ------------   ------------   ------------   ------------
 Net increase (decrease) in net asset value ................               (0.11)         (0.95)         (0.10)         (0.96)
                                                                    ------------   ------------   ------------   ------------

 Net Asset Value, End of Period ............................        $      10.14          10.25   $      10.14   $      10.24
                                                                    ------------   ------------   ------------   ------------
 Total Return(2) ...........................................                1.88%**       (2.68)%         1.62%**       (3.46)%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) .........................        $         14   $         16   $        251   $        323
 Ratios to average net assets:
    Net investment income including reimbursement/waiver ...                5.70%*         5.35%          4.99%*         4.60%
    Operating expenses including reimbursement/waiver ......                1.02%*         0.96%          1.73%*         1.71%
    Operating expenses excluding reimbursement/waiver ......                1.47%*         1.52%          2.03%*         2.07%
 Portfolio Turnover Rate ...................................                  51%**         226%            51%**         226%

--------------------------------------------------------------------------------

  *    Annualized

  **   Not Annualized

  (1)  The Fund began offering Retail B Shares on March 4, 1996 and Prime A Shares and Prime B Shares, on November 1, 1998.

  (2)  Calculation does not include the effect of any sales charge for Retail B Shares, Prime A Shares and Prime B Shares.

  (A)  Net investment income per share before  reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust
       Shares for the six months ended April 30, 2000  (unaudited) and the years ended October 31, 1999,  1998,  1997, 1996 and 1995 were $0.29, $0.56, $0.56, $0.59, $0.60 and $0.62, respectively.  Net investment income per share before  reimbursement/waiver of fees by the  Investment  Advisor  and/or  Administrator  for  Retail B Shares  for the six  months  ended  April 30,  2000
       (unaudited),  and the years ended October 31, 1999,  1998 and 1997 and the period ended  October 31, 1996 were $0.24,  $0.47,
       $0.49, $0.51 and $0.34, respectively.  Net investment income per share before  reimbursement/waiver of fees by the Investment
       Advisor and/or  Administrator  for Prime A Shares for the period ended April 30, 2000  (unaudited) and the year ended October
       31, 1999 were $0.27 and $0.54,  respectively.  Net  investment  income per share before  reimbursement/waiver  of fees by the
       Investment  Advisor and/or  Administrator  for Prime B Shares for the periods ended April 30, 2000  (unaudited)  and the year ended October 31, 1999 were $0.24 and $0.45, respectively.


                        See Notes to Financial Statements
                                      36-37

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

  The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue six series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the High Quality Bond Fund offers all six series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares, Retail B Shares and BKB Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Prime A Shares are subject to a maximum 4.75% front-end sales charge, (iii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, Prime B Shares will automatically convert to Prime A Shares. BKBShares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds will convert to Retail A Shares of the same Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into the Trust provided that prior thereto the Board of Trustees of the Trust has determined that such conversion is in the best interest of the holders of such BKB Shares. No BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds were issued prior to the date of this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

NOTES TO FINANCIAL STATEMENTS

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are deferred and amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).


  The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator")provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to December 1,1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly owned susidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed it's name to PFPC Inc.

  In addition, PFPC Inc. also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  Provident Distributors, Inc. (the "Distributor"), serves as the distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc. a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

NOTES TO FINANCIAL STATEMENTS

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the customers of institutions. For the six months ended April 30, 2000, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                SERVICES           12B-1 PLAN
                                                   ----------
FUND                              PLAN       SERVICES   DISTRIBUTION
----                              ----       --------   ------------

Short-Term Bond .............   $ 15,814      $   632      $  3,084
Intermediate Government Income    36,497          917         3,974
High Quality Bond ...........     29,453        4,305        20,109

  The Trust has adopted a Distribution Plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net asset value of each Fund's outstanding Prime A Shares.

  The Trust has adopted a Distribution and Services Plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 2000, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                              PRIME A       PRIME B SHARES PLAN
                                            -------------------
FUND                        SHARES PLAN   SERVICES   DISTRIBUTION
----                        ----------    --------   ------------
High Quality Bond            $    22      $   350      $  1,049

  The Trust has adopted a shareholder services plan (the "BKBPlan") with respect to BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. The BKB Plan provides compensation to institutions (including Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own BKBShares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the BKB Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding BKB Shares beneficially owned by such customers. As of the date of this report, no payments have been made under the BKB Plan.

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the six months ended April 30, 2000, transfer

NOTES TO FINANCIAL STATEMENTS

agent charges for each series (other than BKB Shares which had not been issued prior to the date of this report) were as follows:

FUND                         RETAIL A    RETAIL B      TRUST
----                         --------    --------      -----
Short-Term Bond ........... $ 10,517    $    894    $     --
Intermediate Government
    Income ................   30,904       2,523      21,449
Corporate Bond ............      N/A         N/A      23,921
High Quality Bond .........   29,215       6,372     153,305

FUND                          PRIME A     PRIME B
----                         --------    --------
High Quality Bond ......... $    26     $   146

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the six months ended April 30, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  The Investment Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the six months ended April 30, 2000, the fees waived and/or expenses reimbursed with respect to the Funds were as follows:



                                                 EXPENSES
FUND                           FEES WAIVED      REIMBURSED
----                          -------------    ------------
Short-Term Bond ...........  $    55,566       $    1,669
Intermediate Government
    Income ................      289,832              867
Corporate Bond ............       82,490               --
High Quality Bond .........      286,092            2,453

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2000 were as follows:

FUND PURCHASES                   GOVERNMENT           OTHER
--------------                   ----------           -----
Short-Term Bond ...........  $   9,021,022     $   8,260,109
Intermediate Government
   Income .................    130,176,092        17,290,225
Corporate Bond ............     29,080,309        19,279,371
High Quality Bond .........     99,566,481        42,134,270

NOTES TO FINANCIAL STATEMENTS

FUND SALES
----------
Short-Term Bond ...........  $   7,726,600     $   9,595,699
Intermediate Government
   Income .................    124,219,764        28,249,500
Corporate Bond ............     29,578,732        11,170,734
High Quality Bond .........    103,337,327        40,022,702

  The aggregate gross unrealized appreciation and (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 2000 for each Fund is as follows:

FUND                            APPRECIATION    (DEPRECIATION)
----                            ------------    --------------
Short-Term Bond ...........  $      34,077     $   (965,149)
Intermediate Government
   Income .................        667,836       (7,341,701)
Corporate Bond ............        217,949       (3,740,770)
High Quality Bond .........        940,248      (11,195,876)

FUND                               NET             COST
----                               ---             ----
Short-Term Bond ...........  $   (931,072)     $  50,060,774
Intermediate Government
   Income .................    (6,673,865)       292,811,010
Corporate Bond ............    (3,522,821)        87,853,226
High Quality Bond .........   (10,255,628)       299,051,956


7.   FEDERAL TAX INFORMATION

  At October 31, 1999, the following Funds had capital loss carryforwards:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Short-Term Bond ...........    $ 1,789,957       2001
                                 2,843,359       2002
                                 1,206,932       2003
                                    10,917       2004
                                     9,409       2005
Intermediate Government
   Income .................     17,636,357       2002
                                 3,291,626       2003
                                 2,479,060       2004
                                 3,831,476       2007
Corporate Bond ............        288,371       2002
                                 1,309,536       2003
                                   450,363       2005
                                   662,376       2007
High Quality Bond .........      1,291,551       2007

8.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreementdated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is computed daily and paid quarterly at an annual rate of 0.10%, and allocated among the Funds based on average daily net assets. For the period ended April 30, 2000, no borrowings have been made by the Funds against the line of credit.

SHAREHOLDER INFORMATION

[BEGIN SIDEBAR]

TRUSTEES
AND OFFICERS
Dwight E. Vicks, Jr.
CHAIRMAN AND TRUSTEE

John T. O'Neill
PRESIDENT, TREASURER
AND TRUSTEE

Louis DeThomasis,
F.S.C., Ph.D.
TRUSTEE

Donald B. Miller
TRUSTEE

James M. Seed
TRUSTEE

Bradford S. Wellman
TRUSTEE

Jylanne Dunne
VICE PRESIDENT AND
ASSISTANT TREASURER

William Greilich
VICE PRESIDENT

W. Bruce
McConnel, Esq.
SECRETARY

INVESTMENT ADVISOR
Fleet Investment
Advisors Inc.
75 State Street
Boston,
Massachusetts 02109

DISTRIBUTOR
Provident Distributors, Inc.
3200 Horizon Drive
King of Prussia,
Pennsylvania 19406

ADMINISTRATOR
PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581-5108

AUDITOR
Ernst &Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL
Drinker Biddle &Reath LLP
One Logan Square
18th andCherry Streets
Philadelphia, PA 19103

[END SIDEBAR]


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Provident Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                [GRAPHIC OMITTED]

                   This report was printed on recycled paper.


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


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P.O. Box 5108
Westborough, MA 01581-5108



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